UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.          )

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DEUTSCHE TARGET DATE SERIES

(Name of Registrant as Specified in Its Charter)

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Questions & Answers
Q&A

Q. Why am I receiving this proxy statement?

A.  As a result of a rigorous product-line review and analysis of the Deutsche LifeCompass suite of funds, Deutsche Investment Management Americas Inc. (“DIMA”), the investment advisor to the Deutsche LifeCompass 2015 Fund (“2015 Fund”), the Deutsche LifeCompass 2020 Fund (“2020 Fund”) and the Deutsche LifeCompass 2030 Fund (“2030 Fund”) (each, a “Fund” and collectively, the “Funds”), believes that the Funds can benefit from a restructuring from funds that invest primarily in other Deutsche funds (“fund of funds”) into managed multi-asset funds that invest directly in various securities and other investments as well as in other funds.  The restructured LifeCompass Funds will differ from the existing LifeCompass Funds in other meaningful ways that are discussed in the enclosed proxy statement, including changes to each Fund’s investment objective and principal investment strategies and the transition from target date funds, with specific target years that guide asset allocation decisions, to funds with investment strategies based on more flexible risk/return strategies.  In addition, because the restructured Funds will invest directly in securities and other investments, DIMA is seeking a management fee for its investment management services to the restructured Funds.  DIMA does not currently receive a management fee from the Funds, but instead receives management fees from the underlying Deutsche funds in which the Funds invest.  Therefore, DIMA has recommended, and each fund’s Board of Trustees (the “Board”) has approved an Amended and Restated Investment Management Agreement (the “New IMA”).

In addition, for 2030 Fund only, DIMA has proposed and the Board recommends, that shareholders of 2030 Fund adopt a policy on appointing and replacing sub-advisors and amending sub-advisory agreements.  2015 Fund and 2020 Fund already have this policy in place.  The proposal is described in more detail below.

The Board unanimously approved, and recommends that shareholders approve, the New IMA.  The New IMA would take effect upon the restructuring of each Fund, as described in more detail below. In addition, the Board unanimously recommends that shareholders of 2030 Fund approve the sub-advisor approval policy.

Q.  What issue am I being asked to vote on?

A.  You are being asked to vote on the following proposals:

▪	Approval of an Amended and Restated Investment Management Agreement between DIMA and Deutsche Target Date Series (to be renamed Deutsche Asset Allocation Trust) on behalf of your Fund.
▪	Approval of a sub-advisor approval policy (2030 Fund shareholders only).

The proposals are described in more detail below.

After carefully reviewing the proposals, the Board has determined that these actions are in the best interests of your Fund. The Board unanimously recommends that you vote FOR each proposal.

PROPOSAL TO APPROVE THE NEW INVESTMENT MANAGEMENT AGREEMENT

Q. If the New IMA is approved by shareholders, will the investment advisor to each Fund remain the same?

A. Yes. DIMA will remain as investment advisor to each Fund and in that capacity will continue to manage your Fund’s assets.

Q.  Will the New IMA affect the management fees paid by the Fund?

A. Yes.  As noted above, DIMA is not currently paid a management fee directly by each LifeCompass Fund.  Instead, as funds of funds, shareholders of each LifeCompass Fund indirectly bear a pro rata share of the operating expenses, including the management fee paid to DIMA or other investment advisors, of the underlying funds in which each LifeCompass Fund invests.  Under the New IMA, each LifeCompass Fund will pay a management fee to DIMA for its investment management services. The management fee will be assessed on assets invested directly in securities, with a lower fee rate assessed on assets invested in underlying mutual funds and ETFs.

Q. How will the implementation of the New IMA affect total fund expenses incurred by each Fund?

A. Under the New IMA, each Fund’s total operating expenses would include a management fee in addition to the routine distribution, service and other fees currently included in each Fund’s total operating expenses.  The restructured Funds will continue to hold some investments in underlying funds, and bear a share of those underlying funds’ expenses.  DIMA has agreed to apply expense caps to each Fund’s total annual operating expense ratios (including both direct and underlying fund expenses) to the extent necessary to maintain each Fund’s net annual operating expense ratios (including both direct and underlying fund expenses) at levels that are lower than the net annual operating expense ratios (including both direct and underlying fund expenses) of each Fund as of February 28, 2015.  The expense caps, which are described in more detail in the enclosed proxy statement, will continue in place from the effective date of the New IMA through at least September 30, 2018.

Q. Are there other changes to the Funds in connection with the approval of the New IMA?

A. Yes.  The approval of the New IMA for each Fund is the first step in a restructuring of each Fund’s investment strategy.  In addition to transitioning from funds of funds to managed multi-asset funds, the Funds also will transition from target date funds, with specific target date years that guide asset allocation decisions, to funds with investment strategies based on more flexible risk/return strategies.  Each Fund also will be renamed to reflect its new strategy (the Deutsche LifeCompass 2015 Fund will become the Deutsche Multi-Asset Conservative Allocation Fund, the Deutsche LifeCompass 2020 Fund will become the Deutsche Multi-Asset Global Allocation Fund and the Deutsche LifeCompass 2030 Fund will become the Deutsche Multi-Asset Moderate Allocation Fund).  These investment strategy changes are discussed in more detail in the enclosed proxy statement.

Q. What will happen if shareholders do not approve the New IMA?

A. If shareholders of a Fund do not approve the New IMA, the Board will take such action as it deems to be in the best interest of the Fund.

Q.  Why did the Board recommend this proposal?

A.  The Board believes that the new structure for your Fund will allow for greater investment flexibility than the current fund of funds structure, creating the potential for improved performance and more precise implementation of DIMA’s investment ideas and growth of Fund assets with potential economies of scale as the Funds grow. In addition, DIMA’s expense caps help to ensure each Fund’s net annual operating expense ratios will be lower than each Fund’s net annual operating expense ratios as of February 28,

2015, until at least September 30, 2018.  Approving the New IMA for each Fund will permit the proposed new structure to be implemented.

PROPOSAL TO APPROVE A SUB-ADVISOR APPROVAL POLICY – 2030 FUND ONLY

Q. What am I being asked to vote on?

A. The Board of 2030 Fund recommends that the Fund adopt a policy on appointing and replacing affiliated sub-advisors and amending sub-advisory agreements with affiliated sub-advisors.  Currently, consistent with applicable law and exemptive relief received from the SEC, shareholders must approve a sub-advisory contract with affiliated (but not non-affiliated) sub-advisors with respect to the Fund.  The proposed new policy, if adopted, would permit DIMA, subject to the approval of the Board and a majority of those members of the Board who are not interested persons of the Fund, to (i) appoint and replace affiliated sub-advisors and (ii) materially amend sub-advisory agreements with affiliated sub-advisors, each without shareholder approval (the “Sub-Advisor Approval Policy”).  DIMA already has the necessary authority to appoint non-affiliated sub-advisors and to amend existing sub-advisory contracts with non-affiliated sub-advisors.  None of these changes would affect the investment management agreement between 2030 Fund and DIMA or the management fees paid to DIMA by 2030 Fund if the New IMA is approved.  Your Fund and DIMA have obtained an order from the Securities and Exchange Commission granting the exemptive relief necessary to implement the Sub-Advisor Approval Policy with respect to both affiliated and non-affiliated sub-advisors once approved by shareholders.

Q. Why did the Board of 2030 Fund recommend this Proposal?

A. The Board recommends this Proposal in order to provide DIMA with greater flexibility to appoint and replace affiliated sub-advisors without incurring additional expense and potential delays associated with seeking shareholder approval, while remaining subject to Board approval.  2015 Fund and 2020 Fund already have this policy in place.

GENERAL

Q. Who is incurring the costs of this proxy solicitation?

A. DIMA will bear the costs of the proxy solicitation.

Q. How can I vote?

A. You can vote in any one of four ways:

(1) Via the Internet, by going to the website listed on your proxy card;
(2) By telephone, with a toll-free call to the number listed on your proxy card;
(3) By mail, by sending the enclosed proxy card, signed and dated, to us in the enclosed envelope; or
(4) In person, by attending the special meeting.

We encourage you to vote over the Internet or by telephone, following the instructions that appear on your proxy card. Whichever method you choose, please take the time to read the full text of the Proxy Statement before you vote.

Q. Whom should I call for additional information about the attached proxy statement?

A. Please call Computershare Fund Services, Inc., your fund’s proxy solicitor, at 1-866-963-6127.

Deutsche LifeCompass 2015 Fund
Deutsche LifeCompass 2020 Fund
Deutsche LifeCompass 2030 Fund

A Message from the Funds’ President

June ____, 2015

Dear Shareholder,

I am writing to you to ask for your vote on important matters that affect your investment in one or more of the Deutsche LifeCompass funds noted above (the “Funds”).  While you are, of course, welcome to join us at the special shareholders’ meeting, most shareholders cast their vote by filling out and signing the enclosed proxy card, or by voting by telephone or through the Internet.

We are asking for your vote on the following matters:

Proposal 1 (for shareholders of all 3 Funds): Approval of an Amended and Restated Investment Management Agreement between the Funds’ investment advisor, Deutsche Investment Management Americas Inc. (“DIMA”) and Deutsche Target Date Series (to be renamed Deutsche Asset Allocation Trust) (the “Trust) on behalf of each of the Funds (the “New IMA”).

Proposal 2 (for shareholders of Deutsche LifeCompass 2030 Fund only): Approval of a Sub-Advisor Approval Policy.

Each Fund’s Board of Trustees (the “Board”) recently approved the New IMA on behalf of each Fund in connection with a proposed restructuring of each Fund’s investment strategy.  The proposed new strategy will result in each Fund transitioning from a fund of funds investing primarily in other Deutsche funds to a managed multi-asset fund investing in a combination of other funds and directly in securities and other investments.  Because DIMA will invest the restructured Funds’ assets directly in securities and other investments along with other funds, the New IMA provides for the Funds to pay a direct management fee to DIMA.  In order for the Funds to pay DIMA a direct management fee, shareholders must approve the New IMA.  While the New IMA includes a management fee, because the Funds will no longer be investing almost entirely in other funds, the Funds’ share of the operating expenses of the underlying funds in which the Funds invest will be reduced.  In addition, DIMA has agreed, for a period extending from the effective date of the New IMA through at least September 30, 2018, to apply expense caps to each Fund’s total annual operating expenses to the extent necessary to maintain each Fund’s net annual operating expense ratios at levels that are lower than the Fund’s net annual operating expense ratios as of February 28, 2015.  As a result, approval of the New IMA is not expected to increase the net annual operating expense ratios of each Fund and will lower net annual operating expense ratios until at least September 30, 2018.  The Board unanimously recommends that shareholders approve the New IMA to facilitate the transition to an investment strategy with greater investment flexibility for each Fund.

In connection with the transition to new investment strategies, each Fund will be renamed as follows:  Deutsche LifeCompass 2015 Fund will become Deutsche Multi-Asset Conservative Allocation Fund, Deutsche LifeCompass 2020 Fund will become Deutsche Multi-Asset Global Allocation Fund and Deutsche LifeCompass 2030 fund will become Deutsche Multi-Asset Moderate Allocation Fund.  The name changes are expected to be effective during the third quarter of 2015.  While each Fund’s Board has carefully considered and has approved the Fund’s new name and modified investment objective and strategy, shareholder approval is not required for these changes and is not being sought in this proxy statement. These changes are discussed in more detail in the enclosed proxy statement.

Shareholders of Deutsche LifeCompass 2030 Fund only are also being asked to approve a policy to permit DIMA, subject to the approval of the Fund’s Board, to (i) appoint and replace affiliated sub-advisors (the Fund already has a policy in place regarding non-affiliated sub-advisors) and (ii) materially amend sub-advisory agreements with affiliated sub-advisors, each without shareholder approval.  While the Fund does not currently use a sub-advisor, and DIMA does not have current plans to employ a sub-advisor for the Fund, approval of the policy will bring Deutsche LifeCompass 2030 Fund into line with the other Deutsche funds (including the other Deutsche LifeCompass funds) and will provide DIMA with greater flexibility to manage the Fund in the future.  The Board unanimously recommends that shareholders approve the policy.

The enclosed proxy statement provides greater detail about the proposals, why they are being made and how they would affect your Fund. Please read these materials carefully.

Although we would like very much to have each shareholder attend the meeting, we realize this may not be possible. Whether or not you plan to be present, we need your vote. We urge you to review the enclosed materials thoroughly. Once you’ve determined how you would like your interests to be represented, please promptly complete, sign, date and return the enclosed proxy card, vote by telephone or record your voting instructions on the Internet. A postage-paid envelope is enclosed for mailing, and telephone and Internet voting instructions are listed on your proxy card. You may receive more than one proxy card. If so, please vote each one.

I’m sure that you, like most people, lead a busy life and are tempted to put this proxy aside for another day. Please don’t. Your prompt return of the enclosed proxy card (or your voting by telephone or through the Internet) may save the necessity and expense of further solicitations.  Your vote is important to us.

We appreciate the time and consideration I am sure you will give to these important matters. If you have questions about the proposals, please call Computershare Fund Services, Inc., the Fund’s proxy solicitor, at 1-866-963-6127 or contact your financial advisor. Thank you for your continued support of Deutsche Asset & Wealth Management.

Brian Binder
President

Deutsche LifeCompass 2015 Fund
Deutsche LifeCompass 2020 Fund
Deutsche LifeCompass 2030 Fund

345 Park Avenue, New York, New York 10154

NOTICE OF A JOINT SPECIAL MEETING OF SHAREHOLDERS
To Be Held On July [24], 2015

This is the formal agenda for your Fund’s joint special shareholders’ meeting. It tells you what matters will be voted on and the time and place of the special meeting, in the event you choose to attend in person.

To the shareholders of Deutsche LifeCompass 2015 Fund, Deutsche LifeCompass 2020 Fund and Deutsche LifeCompass 2030 Fund (each, a “Fund” and collectively, the “Funds”), each a series of Deutsche Target Date Series (to be renamed Deutsche Asset Allocation Trust) (the “Trust”):

A joint special meeting of the shareholders of each Fund will be held on July [24], 2015 at [11:00 a.m.] (Eastern time), at the offices of Deutsche Asset & Wealth Management, 345 Park Avenue, New York, New York 10154 (the “Meeting”), to consider the following (the “Proposals”):

PROPOSAL 1 (All Funds)
Approval of an Amended and Restated Investment Management Agreement between the Funds' investment advisor, Deutsche Investment Management Americas Inc., and Deutsche Target Date Series on behalf of each of the Funds

PROPOSAL 2 (Deutsche LifeCompass 2030 Fund only)	Approval of a Sub-Advisor Approval Policy

The persons named as proxies will vote in their discretion on any other business that properly may come before the Meeting or any adjournments or postponements thereof. Holders of record of shares of each Fund at the close of business on June [2], 2015 are entitled to vote at the Meeting and at any adjournments or postponements thereof.

In the event that the necessary quorum to transact business or the vote required to approve a Proposal for any Fund is not obtained at the Meeting, the Meeting may be adjourned one or more times in accordance with each Fund’s Bylaws and applicable law to permit such further solicitation of proxies as may be deemed necessary or advisable.

This notice and the related proxy materials first are being mailed to shareholders on or about [June ___, 2015].

This proxy is being solicited on behalf of the Board.

By Order of the Trustees

John Millette
Secretary

[June ____, 2015]

We urge you to mark, sign, date and mail the enclosed proxy card in the postage-paid envelope provided or to record your voting instructions by telephone or via the Internet so that you will be represented at the Meeting. If you complete and sign the proxy card (or tell us how you want to vote by voting by telephone or via the Internet), we will vote it exactly as you tell us.  If you simply sign the proxy card, we will vote it in accordance with the Board’s recommendations on the Proposals. Your prompt return of the enclosed proxy card (or your voting by telephone or via the Internet) may save the necessity and expense of further solicitations. If you have any questions, please call Computershare Fund Services, Inc., your Fund’s proxy solicitor, at the special toll-free number we have set up for you (1-866-963-6127), or contact your financial advisor.

INSTRUCTIONS FOR SIGNING PROXY CARDS

The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense involved in validating your vote if you fail to sign your proxy card properly.

1. Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.

2. Joint Accounts: Only one party needs to sign, and the name of the party signing should conform exactly to the name shown in the registration on the proxy card.

3. All Other Accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

 Registration

Corporate Accounts
(1) ABC Corp

(2) ABC Corp.
(3) ABC Corp. c/o John Doe, Treasurer
(4) ABC Corp. Profit Sharing Plan

Partnership Accounts

(1) The XYZ Partnership
(2) Smith and Jones, Limited Partnership

Trust Accounts

(1) ABC Trust Account
(2) Jane B. Doe, Trustee u/t/d 12/28/78

Custodial, GMA/UTMA or Estate Accounts
(1) John B. Smith, Cust. F/b/o John B. Smith Jr.
(2) Estate of John B. Smith

Valid Signature

ABC Corp
John Doe, Treasurer
John Doe, Treasurer
John Doe
John Doe, Trustee

Jane B. Smith, Partner
Jane B. Smith, General Partner

Jane B. Doe, Trustee
Jane B. Doe

John B. Smith
John B. Smith, Jr., Executor

 PROXY STATEMENT FOR THE
JOINT SPECIAL MEETING OF SHAREHOLDERS

July [24], 2015

GENERAL

Important Notice Regarding the Availability of Proxy Materials for the Joint Shareholder Meeting to Be Held on July [24], 2015:

The proxy statement is available at www._______________________.

This proxy statement (the “Proxy Statement”) is being furnished in connection with the solicitation of proxies by the Board of Trustees of Deutsche Target Date Series (to be renamed Deutsche Asset Allocation Trust”) (the “Trust”) for use at the Joint Special Meeting of Shareholders of Deutsche LifeCompass 2015 Fund (“2015 Fund”), Deutsche LifeCompass 2020 Fund (“2020 Fund”) and Deutsche LifeCompass 2030 Fund (“2030 Fund”) (each, a "Fund" and collectively, the “Funds”), each a series of the Trust, to be held at the offices of Deutsche Asset & Wealth Management, 345 Park Avenue, New York, New York 10154 on July [24], 2015 at [11:00 a.m.] (Eastern time), and at any and all adjournments or postponements thereof (the “Meeting”), at which shareholders will be asked to consider the proposals described below (the “Proposals”).

This Proxy Statement, along with the enclosed Notice of a Joint Special Meeting of Shareholders and the accompanying proxy card (the “Proxy Card”), is being mailed to shareholders on or about [June ____, 2015]. It explains what you should know before voting on the matters described herein. Please read it carefully and keep it for future reference.

In the description of the Proposals below, the word "fund" is sometimes used to mean an investment company or series thereof in general, and not the Funds or the Trust.  In addition, for simplicity, actions are described in this Proxy Statement as being taken by a Fund that is a series of the Trust, although all actions are actually taken by the Trust on behalf of each Fund.  The term “Board,” as used herein, refers to a board of trustees of the Trust. The term “Board Member,” as used herein, refers to a person who serves as a trustee of the Trust.  The term “Independent Board Member” means a Board Member who is not an “interested person” (as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of the Trust, is not a party to the Amended and Restated Investment Management Agreement and is not an “interested person” of such a party.

The Meeting is being held to consider and to vote on the following Proposals, as described more fully herein, and such other matters as properly may come before the Meeting:

PROPOSAL 1 (All Funds)	Approval of an Amended and Restated Investment Management Agreement between Deutsche Investment Management Americas Inc. and Deutsche Target Date Series on behalf of each of the Funds
PROPOSAL 2 (Deutsche LifeCompass 2030 Fund only)	Approval of a Sub-Advisor Approval Policy

The appointed proxies will vote in their discretion on any other business that properly may come before the Meeting.

The most recent Annual Report of each Fund, containing audited financial statements for the most recent fiscal year, and the most recent Semiannual Report of each Fund (each, a “Report”), previously have been furnished to each Fund’s shareholders. An additional copy of each Report will be furnished without charge upon request by writing to the relevant Fund at 345 Park Avenue, New York, New York 10154, or by calling 1-800-728-3337. Reports also are available on the Deutsche Funds website at www.deutschefunds.com or at the website of the Securities and Exchange Commission (the “SEC”) at www.sec.gov.

PROPOSAL 1

APPROVAL OF AN AMENDED AND RESTATED INVESTMENT MANAGEMENT AGREEMENT
BETWEEN DEUTSCHE INVESTMENT MANAGEMENT AMERICAS INC. (“DIMA”) AND DEUTSCHE
TARGET DATE SERIES (“TRUST”) ON BEHALF OF EACH OF THE FUNDS

(All Funds)

General.  On March 6, 2015, the Board of each Fund approved an Amended and Restated Investment Management Agreement between DIMA and the Trust on behalf of each of the Funds (the “New IMA”).  The New IMA changes the fee structure for each Fund, adding an investment management fee.  The new fee structure reflects a change in each Fund from a fund of funds investing almost entirely in other funds to a managed multi-asset fund that seeks to achieve its investment objective through a combination of investments in other funds and investment directly in a variety of securities and other investments.  As required under provisions of the 1940 Act, the New IMA must be approved by each Fund’s shareholders.  The Board of each Fund unanimously approved, and recommends that shareholders approve, the New IMA.

A description of the New IMA is set forth below (see “Comparison of the Current Investment Management Agreement and the Amended and Restated Investment Management Agreement”), and is qualified in its entirety by reference to the Form of Amended and Restated Investment Management Agreement attached to this Proxy Statement as Exhibit A.

In conjunction with implementing the New IMA, each Fund will also implement a new investment objective and principal investment strategy.  Subject to shareholder approval of the New IMA, effective on or about August 17, 2015, each Fund will transition from a fund that invests primarily in other Deutsche funds (a “fund of funds”) to a managed multi-asset fund that invests directly in various securities and other investments as well as in other funds.   In addition, also effective on or about August 17, 2015, each Fund’s name will change to better reflect the Fund’s new investment approach.  More specifically:

•
Deutsche LifeCompass 2015 Fund will be renamed Deutsche Multi-Asset Conservative Allocation Fund, and will seek to maximize total return by investing in a broad range of both traditional asset classes (such as equity and fixed income investments) and alternative asset classes (such as real estate, infrastructure, convertibles, commodities, currencies and absolute return strategies).  Under normal market conditions, the Fund will invest between 20% and 50% of assets in equity securities, including investments in underlying funds that invest primarily in equity securities, and between 50% and 80% of assets in fixed income securities, including investments in underlying funds that invest primarily in fixed income securities.  The Fund may also allocate up to 20% of Fund assets in alternative asset classes in place of either fixed income or equity allocations.  Variations outside of the stated ranges in the target percentage allocation for equity securities and fixed income securities are permitted up to plus or minus 10% of the Fund’s assets.

•
Deutsche LifeCompass 2020 Fund will be renamed Deutsche Multi-Asset Global Allocation Fund, and will seek to maximize total return by investing in a broad range of both traditional asset classes (such as equity and fixed income investments) and alternative asset classes (such as real estate, infrastructure, convertibles, commodities, currencies and absolute return strategies).  The Fund will generally invest in at least three different countries and have exposure to foreign securities, foreign currencies and other foreign investments equal to at least 40% of the Fund’s net assets.

•
Deutsche LifeCompass 2030 Fund will be renamed Deutsche Multi-Asset Moderate Allocation Fund, and will seek to maximize total return by investing in a broad range of both traditional asset classes (such as equity and fixed income investments) and alternative asset classes (such as real estate, infrastructure, convertibles, commodities, currencies and absolute return strategies).  Under normal market conditions, the Fund will invest between 50% and 70% of assets in equity securities, including investments in underlying funds that invest primarily in equity securities, and between 30% and 50% of assets in fixed income securities, including investments in underlying funds that invest primarily in fixed income securities.  The Fund may also allocate up to 20% of Fund assets in alternative asset classes in place of either fixed income or equity allocations.  Variations outside of the stated ranges in the target percentage allocation for equity securities and fixed income securities are permitted up to plus or minus 10% of the Fund’s assets.

For additional information regarding each Fund’s revised investment strategy, see Exhibit B.  Each Fund will continue to be managed by its existing portfolio management team.  For additional information about each Fund’s portfolio managers see Exhibit C.

More generally, the restructured Funds will differ from the existing Funds in several ways.  First, the existing Funds are target date funds, with asset allocation decisions made based upon the investment target date.  The proposed restructured Funds will instead have investment strategies based upon relevant risk/return analysis for each Fund and would not be managed specifically for investors with target retirement horizons.  Second, each existing Fund has a specified glidepath that provides the foundation upon which the Fund’s strategic asset allocation is based.  The restructured Funds would not have glidepaths, but each would instead have a risk/return based strategic asset allocation that would be updated periodically to reflect market and other events.  Finally, DIMA has engaged Hewitt EnnisKnupp, Inc. (“Hewitt”), an investment consulting firm with a global reach, for the existing LifeCompass Funds to provide DIMA with model asset allocations across years to retirement that are based on asset classes selected by DIMA.  DIMA may or may not use the model asset allocations provided by Hewitt as an input in setting the existing Funds’ asset allocations.  Hewitt does not have advisory authority with regard to the existing Funds and DIMA, not the Funds, pays Hewitt.  The restructured Funds would not use the services of Hewitt.

Please see “Board Considerations of the Current Investment Management Agreement and the Amended and Restated Investment Management Agreement” below for a discussion of the factors considered by the Board in deciding to approve the New IMA.

Investment Advisor.  Pursuant to the current Investment Management Agreement (the “Current IMA”), DIMA is the investment advisor for each Fund.  The Current IMA was last approved by the Board on September 5, 2014 and was last approved by each Fund’s shareholders on  May 6, 2006. Under the supervision of the Board, DIMA, with headquarters at 345 Park Avenue, New York, New York 10154, makes each Fund’s investment decisions, buys and sells securities for each Fund, and conducts research that leads to these purchase and sale decisions. DIMA also is responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges. The Current IMA permits DIMA to delegate any of its duties to a sub-advisor, subject to a majority vote of the Board, including a majority of the Independent Board Members, and, if required by applicable law, subject to approval by a “majority of the outstanding voting securities” of a Fund (as defined in the 1940 Act).

The name, address and principal occupation of each principal executive officer and each director of DIMA is set forth below. Unless otherwise noted, the address of each such person is c/o Deutsche Investment Management Americas Inc., 345 Park Avenue, New York, New York 10154.

Name	Position	Principal Occupation
Joseph Sarbinowski	Director, President and Chief Executive Officer	Managing Director, Global Head of Institutional Cash Sales and Client Management, Deutsche Asset & Wealth Management; Chief Executive Officer of DIMA
Brian Costello	Director and Chief Operating Officer	Director, Deutsche Asset & Wealth Management; Chief Operating Officer of DIMA

Cynthia Nestle	Director	Managing Director and Global Chief Administrative Officer, Deutsche Asset & Wealth Management; Chief Operating Officer, Deutsche Asset & Wealth Management Americas
Christine Rosner	Director	Managing Director, Deutsche Asset & Wealth Management
Bernard Abdo	Executive Vice President	Managing Director, Deutsche Asset & Wealth Management; Head of Alternatives & Fund Solutions, Deutsche Asset & Wealth Management Americas
Nancy Tanzil	Chief Financial Officer and Treasurer	Director, Deutsche Asset & Wealth Management
Bennett MacDougall	Secretary and Chief Legal Officer	Director, Deutsche Asset & Wealth Management
Robert A. Kloby	Chief Compliance Officer	Managing Director, Deutsche Asset & Wealth Management; Chief Compliance Officer for Deutsche Funds
Anjie LaRocca	Assistant Secretary	Vice President, Deutsche Asset & Wealth Management

DIMA is a wholly owned subsidiary of Deutsche Bank Americas Holding Corp. (“DBAHC”), 60 Wall Street, New York, NY 10005. DBAHC is a wholly owned subsidiary of DB USA Corporation, 60 Wall Street, New York, NY 10005, which in turn is a wholly owned subsidiary of Deutsche Bank AG, Taunusanlage 12, Frankfurt am Main, Germany. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.

Note regarding Deutsche Bank’s recent settlements.  On April 23, 2015, Deutsche Bank AG announced that it had reached an agreement with the United States Department of Justice to resolve an investigation concerning claims that its indirect wholly owned subsidiary, DB Group Services (UK) Ltd., engaged in a scheme to defraud counterparties to interest rate derivatives trades executed on its behalf by manipulating benchmark interest rates to which the profitability of those trades was tied. Pursuant to its agreement with the Department of Justice, DB Group Services (UK) Ltd. pleaded guilty to one count of wire fraud in violation of federal law and agreed to pay a fine of $150 million to federal authorities. The events leading up to the guilty plea did not arise out of the investment advisory or mutual fund management activities of Deutsche Bank AG or its affiliates, including DIMA.  On April 23, 2015, the federal criminal proceedings were concluded with DB Group Services (UK) Ltd.’s formal sentencing.

In addition, Deutsche Bank AG entered into a deferred prosecution agreement (the “Deferred Prosecution Agreement”) with the Department of Justice on April 23, 2015 relating to submissions of London Interbank Offered Rate for U.S. Dollar and certain other benchmark interest rates. In the Deferred Prosecution Agreement, Deutsche Bank AG has agreed (i) to continue to cooperate fully with the Department of Justice and any other law enforcement or government agency designated by the Department of Justice until the conclusion of all investigations and prosecutions arising out of the conduct described in the Deferred Prosecution Agreement; (ii) to retain an independent compliance monitor for three years, subject to extension or, at the sole discretion of the Department of Justice, early termination, to be selected by the Department of Justice from among qualified candidates proposed by Deutsche Bank AG; (iii) to further strengthen its internal controls as recommended by the monitor as well as required by certain other U.S. and non-U.S. regulatory agencies that have addressed the misconduct described in the Deferred Prosecution Agreement; and (iv) to the payment of $625 million. Deutsche Bank AG has also agreed to settlement agreements with other U.S. and foreign regulators relating to these matters.

As a result of the plea by DB Group Services (UK) Ltd., absent an order from the Securities and Exchange Commission (the “SEC”), DIMA and its affiliates would not be able to continue to provide investment advisory and underwriting services to the Funds. The SEC has granted a temporary order to permit DIMA and its affiliates to provide investment advisory and underwriting services to registered investment companies.  [DIMA and its affiliates have submitted an application for a permanent order; however, there is no assurance that the SEC will grant a permanent order.]  [On _________________, the SEC granted a permanent order to DIMA and its affiliates.]

The settlements involving Deutsche Bank AG and DB Group Services (UK) Ltd. (described above) (the “Settlements”) do not involve the Funds or DIMA, or its advisory or distribution affiliates. DIMA has informed the Funds that, subject to the receipt of a permanent exemptive order (described above), it believes the Settlements will not have any material impact on the Funds or on the ability of DIMA and its affiliates to perform services for the Funds.

At meetings on April 27, 2015 and May __, 2015, the Board was briefed by DIMA regarding the Settlements and considered the potential effects on DIMA and its affiliates and the restructuring proposals, including the New IMA.

Exhibit D sets forth the positions held by the officers of each Fund with DIMA or its affiliates.

Exhibit E sets forth information about each Fund’s relationship with DIMA and certain affiliates of DIMA.

DIMA serves as investment advisor to all five Deutsche LifeCompass funds (Deutsche LifeCompass 2015 Fund, Deutsche LifeCompass 2020 Fund, Deutsche LifeCompass 2030 Fund. Deutsche LifeCompass 2040 Fund and Deutsche LifeCompass Retirement Fund), each of which has similar investment objectives and investment strategies.  DIMA does not currently receive a management fee from any of the LifeCompass funds for providing investment management services.  Shareholders of each of the LifeCompass funds are being asked to approve the Amended and Restated Investment Management Agreement.

The Current IMA provides that DIMA shall not be liable for any error of judgment or of law, or for any loss suffered by each Fund in connection with the matters to which the agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of DIMA in the performance of its obligations and duties, or by reason of its reckless disregard of its obligations and duties under the agreement.

The Current IMA for each Fund continues in effect from year to year so long as its continuation is approved at least annually by a majority of the Board and a majority of the Independent Board Members.  The Current IMA may be terminated at any time upon 60 days' notice by either party, or by a majority vote of the outstanding shares of a Fund, and will terminate automatically upon assignment.

DIMA does not currently receive a management fee for managing each Fund, but does receive fees as investment advisor to each underlying Deutsche fund in which the Funds invest.

DIMA also serves as the Trust’s administrator pursuant to an Administrative Services Agreement. Pursuant to the Administrative Services Agreement, DIMA provides administrative services to each Fund including, among others, providing each Fund with personnel, preparing and making required filings on behalf of each Fund, maintaining books and records for each Fund, and monitoring the valuation of Fund securities. For all services provided under the Administrative Services Agreement, each Fund pays DIMA a fee of 0.10% of the average daily net assets of the Fund, computed daily and paid monthly.  For the fiscal year ended August 31, 2014, DIMA was paid $88,237, $174,288 and $61,253 in administrative fees for 2015 Fund, 2020 Fund and 2030 Fund, respectively.

DIMA has contractually agreed to waive and/or reimburse Fund expenses to the extent necessary to maintain each Fund’s net annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest expense and acquired funds fees and expenses) for the periods and at ratios no higher than the levels set forth below.

Fund	Fee Waivers in Effect through November 30, 2015	Fee Waivers in Effect from September 1, 2013 through November 30, 2014	Total Amounts Waived by DIMA During Fiscal Year Ended August 31, 20141
Deutsche LifeCompass 2015 Fund	0.54%, 1.29%, 1.29% and 0.29% for Class A, Class B, Class C and Class S, respectively	0.46%, 1.21%, 1.21% and 0.21% for Class A, Class B, Class C and Class S, respectively	$72,741
Deutsche LifeCompass 2020 Fund	0.54%, 1.29%, 1.29% and 0.29% for Class A, Class B, Class C and Class S, respectively	0.46%, 1.21%, 1.21% and 0.21% for Class A, Class B, Class C and Class S, respectively	$21,053
Deutsche LifeCompass 2030 Fund	0.54%, 1.29%, 1.29% and 0.29% for Class A, Class B, Class C and Class S, respectively	0.46%, 1.21%, 1.21% and 0.21% for Class A, Class B, Class C and Class S, respectively	$61,253

1 Total amounts waived by DIMA and DIMA’s affiliates are shown in Exhibit E.

Comparison of the Current Investment Management Agreement and the Amended and Restated Investment Management Agreement.

General. The New IMA contains substantially the same provisions as the Current IMA regarding portfolio management services.  Pursuant to the requirements of the 1940 Act, shareholders are being asked to approve the New IMA with respect to each Fund.  The Board, made up solely of Independent Board Members, approved the New IMA with respect to each Fund at a meeting held on March 6, 2015 and recommends that shareholders of each Fund approve the New IMA.  A form of the New IMA is attached hereto as Exhibit A and all references to the New IMA herein are qualified in their entirety by reference to the form of the New IMA.

Fee. The Current IMA does not provide for payment of a management fee to DIMA for investment management services.  Instead, each Fund bears a pro rata share of the operating expenses, including management fees, paid to DIMA or other investment advisors of the underlying funds in which each Fund invests.  Under the New IMA, DIMA would be paid a management fee by each Fund at the following rates: (a) 0.10% of each Fund’s average daily net assets invested in exchange traded funds and mutual funds; and (b) 0.55% (for 2015 Fund and 2030 Fund) or 0.65% (for 2020 Fund) of each Fund’s average daily net assets not covered in (a) above.  To the extent that each Fund invests in underlying funds, each Fund would also bear a pro rata share of underlying fund expenses, including management fees.  Exhibit F sets forth, for each Fund, Annual Fund Operating Expense tables that summarize the fees and expenses that the Fund incurred during its most recently completed semi-annual fiscal period ended February 28, 2015 and the pro forma estimated expense ratios of the Fund assuming approval of the New IMA. As shown in the pro forma information, if the New IMA is approved on behalf of each Fund, DIMA has agreed to maintain each restructured Fund’s net annual operating expense ratios (including for this purpose both direct Fund expenses and indirect expenses incurred as a result of investments in underlying funds and ETFs) at a level no higher than 1.15%, 1.90%, 1.90% and 0.90% for Class A, Class B, Class C and Class S, respectively, from the effective date of the New IMA through at least September 30, 2018, which is lower than the net annual operating expense ratios (including, for this purpose, both direct Fund expenses and indirect expenses incurred as a result of investments in underlying funds and ETFs) borne by shareholders of each Fund as of February 28, 2015.

Limitation on Liability. The Current IMA and the New IMA provide that DIMA will not be liable for any error of judgment or mistake of law or for any loss suffered by a Fund in connection with the matters to which the Current IMA and the New IMA relate, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of DIMA in the performance of its duties or by reason of DIMA’s reckless disregard of its obligations and duties under the Current IMA or the New IMA.

Termination. The Current IMA may be terminated with respect to a Fund at any time, without the payment of any penalty, by the vote of a majority of the outstanding voting securities of a Fund or by the Trust’s Board of Trustees on 60 days’ written notice to DIMA, or by DIMA on 60 days’ written notice to the Trust.  The Agreement will automatically terminate in the event of its assignment (as defined under the 1940 Act).

The New IMA will become effective for each Fund upon the restructuring of the Fund, and will remain effective until September 30, 2016 and from year to year thereafter, but only as long as such continuance is specifically approved at least annually in the manner required by the 1940 Act.  The New IMA will automatically terminate in the event of its assignment.  The New IMA may be terminated with respect to a Fund at any time, without the payment of any penalty, by the vote of a majority of the outstanding voting securities of a Fund or by the Trust’s Board of Trustees on 60 days’ written notice to DIMA, or by DIMA on 60 days’ written notice to the Trust.

Other than with respect to the addition of a fee for investment management services and the term of effectiveness, the New IMA does not materially differ from the Current IMA.

Board Considerations of the Current Investment Management Agreement and the Amended and Restated Investment Management Agreement.

The Board, all members of which are Independent Board Members, approved the renewal of each Fund’s Current IMA in September 2014.  Please see Exhibit G for a summary of the factors considered by the Board at that time in connection with approving the continuation of the Current IMA.

The Board considered DIMA’s restructuring proposals, including the New IMA, over the course of in person meetings conducted in January and March 2015.  In connection with its review, the Board reviewed and considered extensive materials regarding the restructuring proposals, including the New IMA, and met privately with its counsel to review the proposals.  The Board also was advised by its fee consultant, and considered a comprehensive report prepared by its fee consultant regarding the New IMA in connection with its deliberations.

In connection with its review of the New IMA, the Board considered many of the same factors that it considered when approving the Current IMA.  In this regard, the Board noted that, with the exception of the fee arrangements, the terms of the New IMA were substantially the same as the terms of the Current IMA.  The Board also considered, among other factors, the following:

•
DIMA’s belief that implementation of the New IMA was necessary in order to restructure the Funds’ investment strategies in the manner described in this Proxy Statement, and that the restructuring would create the potential for improved performance as a result of greater investment flexibility and the ability to implement investment ideas with greater precision than is possible with the Funds’ current “fund of funds” structure. In this regard, as part of its review of the restructuring proposals, the Board considered information regarding the similarities and differences between each Fund’s current investment strategies and allocations across various asset classes, and each Fund’s strategies and expected asset class allocations assuming approval of the New IMA and completion of the restructuring.

•
DIMA’s belief that the restructured Funds will have broader appeal to potential new investors, creating the opportunity for growth of assets and potential economies of scale as the Funds increase in size.

•	The experience of DIMA and the investment personnel proposed to manage the Funds following implementation of the New IMA and completion of the restructuring.
•
Each Fund’s investment management fee schedule and total annual operating expense ratios, assuming implementation of the New IMA, including comparative information provided by Lipper Inc. (“Lipper”) and the Board’s fee consultant regarding investment management fee rates paid to other investment advisors by similar funds, and the net annual operating expense ratios for similar funds.  The Board also considered each Fund’s management fee rate under the New IMA as compared to fees charged by DIMA to comparable funds and considered differences between each Fund and these comparable funds.

•
As a result of the expense caps that DIMA has agreed to implement for each Fund, each Fund’s net annual operating expense ratios (including for this purpose both direct Fund expenses and indirect expenses incurred as a result of investments in underlying funds and ETFs) would be lower than each Fund’s net annual operating expense ratios as of February 28, 2015, from the effective date of the New IMA through at least September 30, 2018.

•
The current size of each Fund; in this regard, the Board concluded that, based on each Fund’s current asset levels and expense caps, among other factors, each Fund’s fee schedule represents an appropriate sharing of such economies of scale as may exist in the management of each Fund, and that the profitability of each Fund is not expected to be unreasonable.

Based on all of the information considered, the Board concluded that the management fees to be paid by each Fund under the New IMA were reasonable and appropriate in light of the nature, quality and extent of services expected to be provided by DIMA.  The Board unanimously determined that approval of the New IMA is in the best interests of each Fund, and approved the New IMA.  In making this determination, the Board did not give particular weight to any single factor identified above.  It is possible that individual Board members may have weighed these factors differently in reaching their individual decisions to approve the New IMA.

Required Vote

Approval of the New IMA requires the affirmative vote of a “majority of the outstanding voting securities” (as defined below under “Additional Information”) of each Fund.

Recommendation of the Board

The Board of each Fund believes that the approval of the New IMA between DIMA and the Trust on behalf of each Fund is in the best interests of each Fund.

Accordingly, the Board unanimously recommends that shareholders vote FOR the approval of the New IMA.

PROPOSAL 2
APPROVAL OF A SUB-ADVISOR APPROVAL POLICY

(Deutsche LifeCompass 2030 Fund only)

The Board of 2030 Fund has approved a policy that would permit DIMA, subject to the approval of the Board and a majority of the Independent Board Members, to (i) appoint and replace affiliated sub-advisors and (ii) materially amend sub-advisory agreements with affiliated sub-advisors, each without shareholder approval (the “Sub-Advisor Approval Policy”).  The Board recommends that shareholders approve the Sub-Advisor Approval Policy.  Unless otherwise specified, the term “affiliated sub-advisor” as used in this Proposal shall include sub-advisors who are affiliated with DIMA (“affiliated sub-advisors”), while sub-advisors who are not affiliated with DIMA are referred to as “non-affiliated sub-advisors”.

Current Sub-Advisor Approval Process

In accordance with Section 15(a) of the 1940 Act, after obtaining approval by the Board and a majority of the Independent Board Members, the Fund’s shareholders must initially approve any sub-advisory contract between DIMA and another investment advisor pursuant to which the other investment advisor provides investment management services to the Fund.

Statutory Authority and Proposed Sub-Advisor Approval Policy

Under Section 15(a) of the 1940 Act, no person may serve as an investment advisor, including as a sub-advisor, to an investment company except pursuant to a written contract that has been approved by the shareholders of the investment company.  In addition, the SEC has interpreted Section 15(a) to also apply to material amendments to investment advisory contracts.  As a result, without an order exempting the Fund from Section 15(a) and other provisions of the 1940 Act or a rule promulgated by the SEC, the Fund would be unable to implement the Sub-Advisor Approval Policy.  The SEC has granted the Fund and DIMA exemptive relief to implement a sub-advisor approval policy with respect to both affiliated and non-affiliated sub-advisors.  In the event that the SEC adopts a rule which provides substantially similar relief to the relief obtained by DIMA and the Fund, the exemptive order would expire as of the effective date of any such rule.

Shareholders of 2030 Fund have previously approved a sub-advisor approval policy with respect to non-affiliated sub-advisors.  Under the exemptive relief obtained by the Fund and DIMA, if shareholders approve the Sub-Advisor Approval Policy presented at the Meeting and the Fund implements the Sub-Advisor Approval Policy, DIMA, subject to Board approval and without a shareholder vote, could (i) select and appoint one or more sub-advisors (both affiliated and non-affiliated sub-advisors) to manage all or a portion of the Fund’s assets; (ii) replace any sub-advisor(s) with one or more affiliated or non-affiliated sub-advisors; and (iii) materially amend any existing sub-advisory agreements with affiliated or non-affiliated sub-advisors.  The exemptive relief currently granted by the SEC is subject to various conditions, including shareholder approval of the Sub-Advisor Approval Policy and that within 90 days of the hiring of a new sub-advisor, the Fund will provide shareholders with an information statement containing information about the new sub-advisor.

If the Sub-Advisor Approval Policy is adopted, the Board, including the Independent Board Members, will continue to evaluate and approve all new sub-advisory contracts between DIMA and any sub-advisor, as well as all changes to any existing sub-advisory contracts.  Shareholder approval of this Proposal will have no effect on the total amount of management fees paid by the Fund to DIMA or on DIMA’s duties and responsibilities toward the Fund under the investment management agreement between DIMA and the Fund.

Benefits of the Sub-Advisor Approval Policy

The Board believes that it is in the best interests of the Fund to give DIMA greater flexibility to select and replace affiliated sub-advisors, subject in all cases to the Board’s approval, without incurring the expense and potential delay of seeking specific shareholder approval and to utilize DIMA’s global investment organization and global investment management expertise, in all cases subject to Board approval of such changes.  Under current law, while certain changes in investment management agreements involving one or more affiliated sub-advisors can be put into place promptly on a temporary basis, the Fund must still call and hold a meeting of the Fund’s shareholders, create and distribute proxy materials and arrange for the solicitation of voting instructions from shareholders.  This process is time-intensive and costly.  If DIMA and the Board are authorized to implement the proposed Sub-Advisor Approval Policy, DIMA and the Board would be able to act more quickly and with less expense to appoint an affiliated sub-advisor when the Board and DIMA believe that the appointment would benefit the Fund.  The Board also believes that it is appropriate to vest the selection, supervision and evaluation of affiliated sub-advisors in DIMA, subject to review by the Board, in light of DIMA’s experience in this area.  The Board will continue to evaluate and approve all new sub-advisory contracts, as well as any modifications to existing sub-advisory contracts.  In each review, the Board will analyze all factors that it considers to be relevant to the determination.

Required Vote

Approval of the Sub-Advisory Approval Policy with respect to the Fund requires the affirmative vote of a “majority of the outstanding voting securities” (as defined below under “Additional Information”) of the Fund.

Recommendation of the Board

The Board believes that the approval of the proposed Sub-Advisor Approval Policy is in the best interests of your Fund.

Accordingly, the Board unanimously recommends that shareholders vote FOR approval of the proposed Sub-Advisor Approval Policy.

ADDITIONAL INFORMATION

Proxy Costs.  DIMA will pay the costs of preparing, printing and mailing the enclosed Proxy Card(s) and Proxy Statement and all other costs incurred in connection with the solicitation of proxies, including legal costs and any additional solicitation made by letter, telephone or electronic mail for the Funds. Total costs are estimated to be approximately $_____, $_____ and $______ for 2015 Fund, 2020 Fund and 2030 Fund, respectively. However, the exact cost will depend on the amount and types of services rendered.

Voting Power. For the Trust and for each Fund, each whole share is entitled to one vote and each fractional share is entitled to a proportionate fractional vote.

Quorum and Required Vote. A quorum for the transaction of business at the Meeting for each Fund requires the presence in person or by proxy of 30% of the shares of the Fund issued and outstanding and entitled to vote at the Meeting, except as otherwise provided by the 1940 Act. Proxies are being solicited for the Meeting from each Fund’s shareholders by the Board. Unless revoked, all valid proxies will be voted in accordance with the specification thereon or, in the absence of specification, FOR approval of the Proposal(s). Approval of the Proposal(s) for a Fund requires the affirmative vote of the holders of a “majority of the outstanding voting securities” of the Fund. The term “majority of the outstanding voting securities,” as defined in the 1940 Act and as used in this Proxy Statement, means: the affirmative vote of the lesser of (i) 67% or more of the voting securities of the Fund present at the Meeting if more than 50% of the outstanding voting securities of the Fund are present in person or by proxy, or (ii) more than 50% of the outstanding voting securities of the Fund. If shareholders of any Fund do not approve the Proposal(s), the Board will take such action, if any, that it deems to be in the best interest of that Fund.

Record Date and Method of Tabulation.  Shareholders of record at the close of business on June [2], 2015 (the “Record Date”) are entitled to notice of, and to vote at, the Meeting. The number of shares of each class of each Fund that were issued and outstanding as of the Record Date were as follows:

	Class A	Class B	Class C	Class S
Deutsche Target 2015 Fund
Deutsche Target 2020 Fund
Deutsche Target 2030 Fund

Votes cast by proxy or in person at the Meeting will be counted by persons appointed by each Fund as tellers for the Meeting. The tellers will count the total number of votes cast “for” approval of the Proposal(s) for purposes of determining whether sufficient affirmative votes have been cast. The tellers will count shares represented by proxies that reflect abstentions and “broker non-votes” (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or the persons entitled to vote, and (ii) the broker or nominee does not have the discretionary voting power on a particular matter) as shares that are present and entitled to vote on the matter(s) for purposes of determining the presence of a quorum. Abstentions and “broker non-votes” will have the effect of a negative vote on the Proposal(s). Accordingly, shareholders are urged to forward their voting instructions promptly.

Deutsche Bank Voting. Deutsche Bank Trust Company Americas (“Deutsche Bank Trust”) will vote any shares in accounts as to which Deutsche Bank Trust has voting authority, and shares in any other accounts as to which Deutsche Bank Trust is the agent of record, which are not otherwise represented in person or by proxy at the Meeting. Deutsche Bank Trust will vote shares of a Fund over which it has investment discretion in accord with its fiduciary and other legal obligations, and in its discretion may consult with the beneficial owners or other fiduciaries. Deutsche Bank Trust will vote shares of a Fund for which it is the owner of record but does not have investment discretion, which are not otherwise represented in person or by proxy at the Meeting, in the same proportion as the votes cast by holders of all shares in the Fund otherwise represented at the Meeting. This practice is commonly referred to as “mirror” or “echo” voting. Deutsche Bank and its affiliates will vote any shares held in proprietary accounts in accordance with their voting procedures.

Share Ownership. Exhibit H to this Proxy Statement sets forth information as of June [2], 2015 regarding the ownership of each Fund’s shares by the only persons known by the Funds to own more than 5% of the outstanding shares of a class of each Fund. Collectively, the Board Members and executive officers of each Fund own less than 1% of such Fund’s outstanding shares. The number of shares beneficially owned is determined under rules of the SEC, and the information is not necessarily indicative of beneficial ownership for any other purpose.

Solicitation of Proxies. In addition to solicitations made by mail, solicitations also may be made by telephone, through the Internet or in person by officers or employees of each Fund and by certain financial services firms and their representatives, who will receive no extra compensation for their services. Computershare Fund Services, Inc. (“Computershare”) has been engaged to assist in the solicitation of proxies for the Funds.

If a Fund records votes by telephone or through the Internet, it will use procedures designed to authenticate shareholders’ identities, to allow shareholders to authorize the voting of their shares in accordance with their instructions and to allow shareholders to confirm that their instructions have been recorded properly.

In all cases in which a telephonic proxy is solicited, the Computershare representative is required to ask for each shareholder’s full name and address and to confirm that the shareholder has received the proxy materials in the mail. If the shareholder is a corporation or other entity, the Computershare representative is required to ask for the person’s title and for confirmation that the person is authorized to direct the voting of the shares. If the information solicited agrees with the information provided to Computershare, then the Computershare representative has the responsibility to explain the process, to read the Proposal(s) listed on the Proxy Card and to ask for the shareholder’s instructions on the Proposal(s). Although the Computershare representative is permitted to answer questions about the process, he or she is not permitted to recommend to the shareholder how to vote, other than to read any recommendation set forth in this Proxy Statement. Computershare will record the shareholder’s instructions on the Proxy Card. Within 72 hours, the shareholder will be sent a letter that confirms his or her vote and that asks the shareholder to call 1-866-963-6127 immediately if his or her instructions are reflected incorrectly in the confirmation.

Please see the instructions on your Proxy Card for telephone touch-tone voting and Internet voting. Shareholders will have an opportunity to review their voting instructions and to make any necessary changes before submitting their voting instructions and terminating their telephone call or Internet link. Shareholders who vote through the Internet, in addition to confirming their voting instructions prior to submission, will also receive an e-mail confirming their instructions upon request.

If a shareholder wishes to participate in the Meeting, but does not wish to give a proxy by telephone or via the Internet, the shareholder still may submit the Proxy Card originally sent with the Proxy Statement or attend the Meeting in person. Should shareholders require additional information regarding the proxy or a replacement Proxy Card, they may contact Computershare toll-free at 1-866-963-6127. Any proxy given by a shareholder is revocable until voted at the Meeting.

As the Meeting date approaches, certain shareholders of the Funds may receive a telephone call from a representative of Computershare if their votes have not yet been received.

Persons holding shares as nominees will, upon request, be reimbursed for their reasonable expenses in soliciting instructions from their principals. DIMA will pay the costs of solicitation, including (a) the printing and mailing of this Proxy Statement and the accompanying materials, (b) the reimbursement of brokerage firms and others for their expenses in forwarding solicitation materials to the beneficial owners of the

Fund’s shares, (c) payment to Computershare for its services in soliciting proxies and (d) supplementary solicitations to submit proxies.

Revocation of Proxies. Proxies, including proxies given by telephone or via the Internet, may be revoked at any time before they are voted either (i) by a written revocation received by the Secretary of the applicable Fund at One Beacon Street, Boston, Massachusetts 02108, (ii) by properly submitting a later-dated Proxy Card that is received by the Fund at or prior to the Meeting or (iii) by attending the Meeting and voting in person. Merely attending the Meeting without voting, however, will not revoke a proxy previously given.

Adjournment.  Whether or not a quorum is present at the meeting, the chairman of the meeting may adjourn the meeting from time to time (with respect to one or more matters) at any time and for any reason without notice other than announcement at the meeting at which the adjournment is taken. In addition, upon motion of the chairman of the meeting, the question of adjournment may be submitted to a vote of the shareholders, and, in any such case, any adjournment with respect to one or more matters must be approved by the vote of holders of a majority of the shares present and entitled to vote with respect to the matter or matters to be adjourned, and without further notice other than announcement at the meeting at which the adjournment is taken. On any adjournment(s) put to a shareholder vote, the persons named as proxies on the enclosed proxy card will exercise their best judgment to vote as they deem to be in the best interests of shareholders. Unless a proxy is otherwise limited in this regard, any shares present and entitled to vote at the meeting that are represented by broker non-votes, may, at the discretion of the proxies named therein, be voted in favor of any adjournment(s). At any adjourned meeting at which a quorum is present any action may be taken that could have been taken at the original meeting called.

Principal Underwriter. The principal underwriter for the Fund is DeAWM Distributors, Inc., 222 South Riverside Plaza, Chicago, Illinois 60606-5808.

SUBMISSION OF SHAREHOLDER PROPOSALS

Each Fund does not hold regular shareholders’ meetings. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent shareholders’ meeting should send their written proposals to the Secretary of the relevant Fund at the following address: One Beacon Street, Boston, Massachusetts 02108.

Proposals must be received at a reasonable time prior to the date of a meeting of shareholders to be considered for inclusion in the materials for the meeting; however, timely submission of a proposal does not necessarily mean that such proposal will be included in the associated proxy statement.

OTHER MATTERS TO COME BEFORE THE MEETING

No Board Member is aware of any matters that will be presented for action at the Meeting other than the matters set forth herein. Should any other matters requiring a vote of shareholders arise, the proxy in the accompanying form will confer upon the person or persons entitled to vote the shares represented by such proxy the discretionary authority to vote the shares as to any such other matters in accordance with their best judgment in the interest of the Trust and/or Fund.

SHAREHOLDERS’ REQUEST FOR SPECIAL MEETING

Meetings of shareholders of the Trust shall be called by the Board Members or such other person or persons as specified in the By-laws of the Trust upon the written request of the holder or holders of 10% or more of the total number of outstanding shares entitled to vote at the meeting.

IF YOU HAVE ANY QUESTIONS CONCERNING THIS PROXY STATEMENT OR THE PROCEDURES TO BE FOLLOWED TO EXECUTE AND TO DELIVER A PROXY CARD, PLEASE CONTACT COMPUTERSHARE FUND SERVICES, INC. AT 1-866-963-6127.  SHAREHOLDERS WHO

DO NOT EXPECT TO BE PRESENT AT THE MEETING AND WHO WISH TO HAVE THEIR SHARES VOTED ARE REQUESTED TO DATE AND TO SIGN THE ENCLOSED PROXY CARD FOR YOUR FUND AND TO RETURN IT IN THE ENCLOSED ENVELOPE, OR TO FOLLOW THE INSTRUCTIONS ON THE ENCLOSED PROXY CARD FOR VOTING BY TELEPHONE OR THROUGH THE INTERNET.

EXHIBIT A

Form of Amended and Restated Investment Management Agreement

AGREEMENT, dated as of [_____], 2015 among  Deutsche Asset Allocation Trust, a Massachusetts business trust (the “Trust”), on its own behalf and on behalf of each of the Funds listed on Schedule I to this Agreement (each a “Fund” and together, the “Funds”), and Deutsche Investment Management Americas Inc., a Delaware corporation (the “Adviser”), effective with respect to each Fund as of the date set out with respect to such Fund on Schedule I to this Agreement, as may be amended from time to time.

           WHEREAS, the Trust is engaged in business as an open-end investment company registered under the Investment Company Act of 1940, as amended (the “Investment Company Act”);

           WHEREAS, the Trust engages in the business of investing and reinvesting the assets of each Fund in accordance with the investment objectives, policies and restrictions specified in the currently effective Prospectus (the “Prospectus”) and Statement of Additional Information (the “SAI”) of each Fund included in the Trust’s Registration Statement on Form N-1A, as amended from time to time (the “Registration Statement”), filed by the Trust under the Investment Company Act and the Securities Act of 1933, as amended;

           WHEREAS, the Adviser is engaged principally in rendering investment management services and is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”);

           WHEREAS, the Trust desires to retain the Adviser to provide investment management services to each Fund on the terms set out in this Agreement, and the Adviser is willing to provide investment management services to each Fund on the terms set out in this Agreement; and

           WHEREAS, the Trust and the Adviser desire to amend and restate the current Amended and Restated Investment Management Agreement dated June 1, 2006, as amended as of November 15, 2007, for the Funds.

           NOW, THEREFORE, in consideration of the premises and the covenants contained in this Agreement, the Trust, each Fund and the Adviser agree as follows:

 Appointment and Services.

(a) The Trust appoints the Adviser to act as investment manager to each Fund.  The Adviser accepts its appointment and agrees to provide the services set out in this Agreement for the compensation set out in this Agreement.

(b) Subject to the terms of this Agreement, and the supervision of the Board of Trustees, the Adviser will provide continuing investment management of the assets of each Fund in accordance with the investment objectives, policies and restrictions set forth in the Prospectus and SAI of the Fund; the applicable provisions of the Investment Company Act, the rules and regulations thereunder; the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), relating to regulated investment companies and all rules and regulations thereunder; and all other applicable federal and state laws and regulations.  In connection with the services provided under this Agreement, the Adviser will use best efforts to manage each Fund so that it will qualify as a regulated investment company under Subchapter M of the Code and regulations issued under the Code.  The Adviser will also monitor, to the extent not monitored by the Fund’s administrator or other agent, each Fund’s compliance with its investment and tax guidelines and other compliance policies.  Each Fund will have the benefit of the investment analysis and research, the review of current economic conditions and trends and the consideration of long-range investment policy generally available to the Adviser’s investment advisory clients.  In managing each Fund in accordance with the requirements set out in this Section 1, the Adviser will be entitled to receive and act upon advice of counsel for the Trust or a Fund.

(c)  The Adviser will determine the securities and other instruments to be purchased, sold or entered into by each Fund and place orders with broker-dealers, foreign currency dealers, futures commission merchants or others pursuant to the Adviser’s determinations and all in accordance with each Fund’s policies as set out in the Prospectus and SAI of the Fund or as adopted by the Board of Trustees and disclosed to the Adviser.  The Adviser will determine what portion of each Fund's portfolio will be invested in securities and other assets and what portion, if any, should be held uninvested in cash or cash equivalents.

(d)
The Adviser will provide assistance to the Board of Trustees in valuing the securities and other instruments held by each Fund, to the extent reasonably required by such valuation policies and procedures as may be adopted by each Fund.

(e)
The Adviser will maintain in accordance with applicable law all books and records required of investment advisers under the Advisers Act, and will make available to the Board of Trustees such records upon request.

(f)	The Adviser also agrees to make available to the Board of Trustees the following:

(i)	periodic reports on the investment performance of each Fund;

(ii)	additional reports and information related to the Adviser’s duties under this Agreement as the Board of Trustees may reasonably request; and

(iii)
to the extent held by the Adviser, all of each Fund's investment records and ledgers as are necessary to assist the Trust in complying with the requirements of the Investment Company Act and other applicable laws.

           To the extent required by law, the Adviser will furnish to regulatory authorities having the requisite authority any information or reports in connection with the services provided under this Agreement that may be requested.

(g)           The Adviser will also provide to each Fund’s administrator, custodian, fund accounting agent, shareholder service agents, transfer agents and other service providers, as required, and to the extent held by the Adviser, information relating to all transactions concerning the assets belonging to the Fund, in each case subject to compliance with applicable privacy standards.

2.           Management Fee.

(a)           For all services to be rendered, payments to be made and costs to be assumed by the Adviser as provided under this Agreement, the Trust on behalf of each Fund will pay the Adviser in United States Dollars following the last day of each month the unpaid balance of a fee equal to the sum of all the daily management accruals from the previous month.  The daily management accrual is calculated on a daily basis by multiplying a Fund’s prior day’s net assets by the fee rates set forth on Schedule II to this Agreement and summing the product of each fee rate and dividing that product by the number of days in that year.  The Adviser will be entitled to receive during any month such interim payments of its fee under this Section 2 as it will request, provided that no such payment will exceed 75 percent of the amount of its fee then accrued on the books of a Fund and unpaid.

(b)           The “average daily net assets” of each Fund will mean the average of the values placed on the Fund's net assets as of 4:00 p.m. (New York time) on each day on which the net asset value of the Fund is determined consistent with the provisions of Rule 22c-1 under the Investment Company Act or, if the Fund lawfully determines the value of its net assets as of some other time on each business day, as of such time.  The value of the net assets of each Fund will always be determined pursuant to the applicable provisions of the Trust's Declaration of Trust, as amended from time-to-time (the “Declaration”) and the

Registration Statement.  If the determination of net asset value for a Fund does not take place for any particular day, then for the purposes of this Section 2, the value of the net assets of the Fund as last determined will be deemed to be the value of its net assets as of 4:00 p.m. (New York time), or as of such other time as the value of the net assets of the Fund's portfolio may be lawfully determined on that day.  If a Fund determines the value of the net assets of its portfolio more than once on any day, then the last such determination thereof on that day will be deemed to be the sole determination thereof on that day for the purposes of this Section 2.

(c)           The Adviser may from time to time agree not to impose all or a portion of its fee otherwise payable under this Agreement and/or undertake to pay or reimburse a Fund for all or a portion of its expenses not otherwise required to be paid by or reimbursed by the Adviser.  Unless otherwise agreed, any fee reduction or undertaking may be discontinued or modified by the Adviser at any time.  For the month and year in which this Agreement becomes effective or terminates, there will be an appropriate pro ration of any fee based on the number of days that the Agreement is in effect during such month and year, respectively.

(d)           All rights to compensation under this Agreement for services performed as of thetermination of this Agreement shall survive the termination.

           3.           Expenses.

           (a)           Except as otherwise specifically provided in this Section 3 or as determined by the Board of Trustees, to the extent permitted by applicable law, the Adviser will pay the compensation and expenses of all Trustees, officers and executive employees of the Trust (including a Fund's share of payroll taxes) who are affiliated persons of the Adviser, and the Adviser will make available, without expense to any Fund, the services of such of its directors, officers and employees as may duly be elected officers of the Trust, subject to their individual consent to serve and to any limitations imposed by law.  The Adviser will provide at its expense the services described in this Agreement.

           (b)           The Adviser will not be required to pay any expenses of the Trust or of a Fund other than those specifically allocated to it in this Section 3.  In particular, but without limiting the generality of the foregoing, the Adviser will not be responsible, except to the extent of the reasonable compensation of such of the Trust's Trustees and officers as are directors, officers or employees of the Adviser whose services may be involved, for the following expenses of a Fund: fees payable to the Adviser; outside legal, accounting or auditing expenses including with respect to expenses related to negotiation, acquisition, or distribution of portfolio investments; maintenance of books and records which are maintained by the Trust, a Fund's custodian or other agents of the Trust; taxes and governmental fees; interest expenses; fees and expenses of a Fund's accounting agent, custodians, sub-custodians, depositories (for securities and/or commodities), transfer agents, dividend disbursing agents and registrars; payment for portfolio pricing or valuation services to pricing agents, accountants, bankers and other specialists, if any; brokerage commissions or other costs of acquiring or disposing of any portfolio securities or other instruments of a Fund; and litigation expenses and other extraordinary expenses not incurred in the ordinary course of a Fund’s business.

           (c)           The Adviser will not be required to pay expenses of any activity which is primarily intended to result in sales of shares of a Fund (the “Shares”) if and to the extent that (i) such expenses are required to be borne by a principal underwriter that acts as the distributor of the Fund's Shares pursuant to an underwriting agreement that provides that the underwriter will assume some or all of such expenses, or (ii) the Trust on behalf of the Fund will have adopted a plan in conformity with Rule 12b-1 under the Investment Company Act providing that the Fund (or some other party) will assume some or all of such expenses.  The Adviser will pay such sales expenses as are not required to be paid by the principal underwriter pursuant to the underwriting agreement or are not permitted to be paid by a Fund (or some other party) pursuant to such a plan.

           4.           Delegation of Investment Management Services.  Subject to the prior approval of a majority of the members of the Board of Trustees, including a majority of the Trustees who are not “interested persons”, and, to the extent required by applicable law, by the shareholders of a Fund, the Adviser may, through a sub-advisory agreement or other arrangement, delegate to a sub-advisor any of the duties enumerated in this Agreement, including the management of all or a portion of the assets being managed.  Subject to the prior approval of a majority of the members of the Board of Trustees, including a majority of the Trustees who are not “interested persons”, and, to the extent required by applicable law, by the shareholders of a Fund, the Adviser may adjust such duties, the portion of assets being managed, and the fees to be paid by the Adviser; provided, that in each case the Adviser will continue to oversee the services provided by such company or employees and any such delegation will not relieve the Adviser of any of its obligations under this Agreement.

           5.           Selection of Brokers and Affiliated Transactions.

           (a)           Subject to the policies established by, and any direction from the Trust’s Board of Trustees, the Adviser will be responsible for selecting the brokers or dealers that will execute the purchases and sales for a Fund.  Subject to the foregoing, it is understood that the Adviser will not be deemed to have acted unlawfully, or to have breached a fiduciary duty to the Trust or be in breach of any obligation owing to the Trust under this Agreement, or otherwise, solely by reason of its having directed a securities transaction on behalf of a Fund to a broker-dealer in compliance with the provisions of Section 28(e) of the Securities Exchange Act of 1934 or as otherwise permitted from time to time by a Fund’s Prospectus and SAI.

           (b)           Subject to the policies established by, and any direction from, a Fund’s Board of Trustees, the Adviser may direct any of its affiliates to execute portfolio transactions for a Fund on an agency basis.  The commissions paid to the Adviser’s affiliates must be in accordance with Rule 17e-1 under the Investment Company Act.

           (c)           The Adviser and any of its affiliates will not deal with a Fund or any of its affiliates in any transaction in which the Adviser or any of its affiliates acts as a principal with respect to any part of a Fund order, except in compliance with the Investment Company Act, the rules and regulations under the Investment Company Act and any applicable SEC or SEC staff guidance or interpretation.  If the Adviser or any of its affiliates is participating in an underwriting or selling group, a Fund may not buy securities from the group except in accordance with policies established by the Board of Trustees in compliance with the Investment Company Act, the rules and regulations under the Investment Company Act and any applicable SEC or SEC staff guidance or interpretation.

           (d)               The Adviser will promptly communicate to a Fund’s administrator and to the officers and the Trustees of a Trust such information relating to portfolio transactions as they may reasonably request.

           6.           Limitation of Liability of Manager.

           (a)           As an inducement to the Adviser undertaking to provide services to the Trust and each Fund pursuant to this Agreement, the Trust and each Fund agrees that the Adviser will not be liable under this Agreement for any error of judgment or mistake of law or for any loss suffered by the Trust or a Fund in connection with the matters to which this Agreement relates, provided that nothing in this Agreement will be deemed to protect or purport to protect the Adviser against any liability to the Trust, a Fund or its shareholders to which the Adviser would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of its reckless disregard of its obligations and duties under this Agreement.

           (b)           The rights of exculpation provided under this Section 6 are not to be construed so as to provide for exculpation of any person described in this Section for any liability (including liability under U.S. federal securities laws that, under certain circumstances, impose liability even on persons that act in good faith) to the extent (but only to the extent) that exculpation would be in violation of applicable law, but will be construed so as to effectuate the applicable provisions of this Section 6 to the maximum extent permitted by applicable law.

           7.           Term and Termination.

           (a)           This Agreement will remain in force with respect to each party until the respective initial termination date listed on Schedule I and will continue in force from year to year thereafter, but only so long as such continuance is specifically approved at least annually (i) by the vote of a majority of the Trustees who are not parties to this Agreement or “interested persons” of any party to this Agreement, cast in person at a meeting called for the purpose of voting on such approval, and (ii) by the vote of a majority of the Trustees of the Trust, or by the vote of a majority of the outstanding voting securities of the respective Fund.  The requirement that continuance of this Agreement be “specifically approved at least annually” will be construed in a manner consistent with the Investment Company Act, the rules and regulations under the Investment Company Act and any applicable SEC or SEC staff guidance or interpretation.

           (b)           This Agreement may be terminated with respect to a Fund at any time, without the payment of any penalty, by the vote of a majority of the outstanding voting securities of the Fund or by the Trust's Board of Trustees on 60 days' written notice to the Adviser, or by the Adviser on 60 days' written notice to the Trust.  This Agreement will terminate automatically in the event of its assignment (as defined under the Investment Company Act).

           8.           Amendment.  No provision of this Agreement may be changed, waived, discharged, or terminated orally, but only by an instrument in writing signed by the party against whom enforcement of the change, waiver, discharge, or termination is sought, and no amendment of this Agreement will be effective until approved in a manner consistent with the Investment Company Act, rules and regulations under the Investment Company Act and any applicable SEC or SEC staff guidance or interpretation.

           9.            Services Not Exclusive.  The Adviser’s services to the Trust and each Fund pursuant to this Agreement are not exclusive and it is understood that the Adviser may render investment advice, management and services to other persons (including other investment companies) and to engage in other activities, so long as its services under this Agreement are not impaired by such other activities.  It is understood and agreed that officers or directors of the Adviser may serve as officers or Trustees of the Trust, and that officers or Trustees of the Trust may serve as officers or directors of the Adviser to the extent permitted by law; and that the officers and directors of the Adviser are not prohibited from engaging in any other business activity or from rendering services to any other person, or from serving as partners, officers, trustees or directors of any other firm, trust or corporation, including other investment companies.  Whenever a Fund and one or more other accounts or investment companies advised by the Adviser have available funds for investment, investments suitable and appropriate for each will be allocated in accordance with procedures believed by the Adviser to be equitable to each entity over time.  Similarly, opportunities to sell securities will be allocated in a manner believed by the Adviser to be equitable to each entity over time.  The Trust and each Fund recognize that in some cases this procedure may adversely affect the size of the position that may be acquired or disposed of for a Fund.

           10.           Avoidance of Inconsistent Position.  In connection with purchases or sales of portfolio securities and other investments for the account of a Fund, neither the Adviser nor any of its directors, officers, or employees will act as a principal or agent or receive any commission, except in accordance with applicable law and policies and procedures adopted by the Board of Trustees.  The Adviser or its agent will arrange for the placing of all orders for the purchase and sale of portfolio securities and other investments for a Fund's account with brokers or dealers selected by it in accordance with Fund policies as expressed in the Registration Statement.  If any occasion should arise in which the Adviser gives any advice to its clients concerning the Shares of a Fund, it will act solely as investment counsel for such clients and not in any way on behalf of the Fund.

           11.           Additional Series.  In the event the Trust establishes one or more Funds after the effective date of this Agreement, such Funds will become Funds under this Agreement upon approval of this Agreement by the Board of Trustees with respect to the Funds and the execution of an amended Schedule I reflecting the Funds.

           12.           Delivery of Documents.  Copies of the Registration Statement and each Fund’s Prospectus and SAI have been furnished to the Adviser by the Trust.  The Trust has also furnished the Adviser with copies properly certified or authenticated of each of the following additional documents related to the Trust and each Fund:

(i)
The Declaration dated June 2, 2008, as amended and/or restated to date, together with all filed certificates regarding the establishment and designation of a series of Shares of the Trust, to the extent applicable.

(ii)	By-Laws of the Trust as in effect on the date hereof.

(iii)	Resolutions of the Trustees of the Trust approving the form of this Agreement.

           The Trust will promptly furnish the Adviser from time to time with copies, properly certified or authenticated, of all amendments of or supplements, if any, to the foregoing, including the Prospectus, the SAI and the Registration Statement.

           13.           Limitation of Liability for Claims.

           (a)           The Declaration, a copy of which, together with all amendments thereto, is on file in the Office of the Secretary of The Commonwealth of Massachusetts, provides that the name “Deutsche Target Date Series” refers to the Trustees under the Declaration collectively as Trustees and not as individuals or personally, and that no shareholder of a Fund, or Trustee, officer, employee, or agent of the Trust, will be subject to claims against or obligations of the Trust or of the Fund to any extent whatsoever, but that the Trust estate only will be liable.

           (b)           The Adviser is hereby expressly put on notice of the limitation of liability as set forth in the Declaration and it agrees that the obligations assumed by the Trust on behalf of each Fund pursuant to this Agreement will be limited in all cases to a Fund and its assets, and it will not seek satisfaction of any such obligation from the shareholders or any shareholder of the Fund or any other series of the Trust, or from any Trustee, officer, employee or agent of the Trust.  The Adviser understands that the rights and obligations of each Fund, or series, under the Declaration are separate and distinct from those of any and all other series.

14.           Miscellaneous.

(a)
The captions in this Agreement are included for convenience of reference only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect.  This Agreement may be executed simultaneously in two or more counterparts, each of which will be deemed an original, but all of which together will constitute one and the same instrument.

(b)
Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the Investment Company Act will be resolved by reference to such term or provision of the Investment Company Act and to interpretations thereof, if any, by the United States Courts or in the absence of any controlling decision of any such court, by rules, regulations or orders of the SEC issued pursuant to the Investment Company Act.  In addition, where the effect of a requirement of the Investment Company Act reflected in any provision of this Agreement is modified or interpreted by any applicable order or orders of the SEC or any rules or regulations adopted by, or interpretative releases of, the SEC thereunder, such provision will be deemed to incorporate the effect of such order, rule, regulation or interpretative release.

(c)
This Agreement will be construed in accordance with the laws of the Commonwealth of Massachusetts without regard to choice of law or conflicts of law principles thereof, provided that nothing in this Agreement will be construed in a manner inconsistent with the Investment Company Act, or in a manner which would cause a Fund to fail to comply with the requirements of Subchapter M of the Code.

(d)           This Agreement constitutes the entire agreement between the parties concerning the subject matter, and supersedes any and all prior understandings.

(e)           If any provision, term or part of this Agreement is deemed to be void, unenforceable, or invalid for any reason by a court decision, statute, rule, or otherwise, the remaining provisions of this Agreement will remain in full force and effect as if such invalid provision, term or part was not a part of this Agreement.

(f)	This Agreement will supersede all prior investment advisory or management agreements entered into between the Adviser and the Trust on behalf of a Fund.

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IN WITNESS WHEREOF, the parties have executed and delivered this Agreement as of the day and year first written above.

DEUTSCHE ASSET ALLOCATION TRUST

By: ____________________________
     Name: John Millette
     Title: Vice President & Secretary

DEUTSCHE ASSET ALLOCATION TRUST, on behalf of the Funds set out on Schedule I

By: ____________________________
     Name: John Millette
Title: Vice President & Secretary

DEUTSCHE INVESTMENT MANAGEMENT AMERICAS INC.

By: ______________________________
     Name: Caroline Pearson
Title: Managing Director

DEUTSCHE INVESTMENT MANAGEMENT AMERICAS INC.

By: ______________________________
Name: John Millette
Title: Director

SCHEDULE I

FUNDS

Fund	Effective Date of this Agreement	Initial term of Agreement
Deutsche LifeCompass Retirement Fund	[_____], 2015	September 30, 2016
Deutsche Multi-Asset Conservative Allocation Fund	[_____], 2015	September 30, 2016
Deutsche Multi-Asset Global Allocation Fund	[_____], 2015	September 30, 2016
Deutsche Multi-Asset Moderate Allocation Fund	[_____], 2015	September 30, 2016
Deutsche LifeCompass 2040 Fund	[_____], 2015	September 30, 2016

SCHEDULE II

INVESTMENT MANAGEMENT FEE RATES

(as a percentage of net assets)

Fund	Investment Management Fee Rate
Deutsche Multi-Asset Conservative Allocation Fund	(a) 0.100% of the Fund’s average daily net assets invested in exchange traded funds and mutual funds; and (b) 0.550% of the Fund’s average daily net assets not covered in (a) above.
Deutsche Multi-Asset Global Allocation Fund	(a) 0.100% of the Fund’s average daily net assets invested in exchange traded funds and mutual funds; and (b) 0.650% of the Fund’s average daily net assets not covered in (a) above.
Deutsche LifeCompass Retirement Fund	(a) 0.100% of the Fund’s average daily net assets invested in exchange traded funds and mutual funds; and (b) 0.550% of the Fund’s average daily net assets not covered in (a) above.
Deutsche LifeCompass 2040 Fund	(a) 0.100% of the Fund’s average daily net assets invested in exchange traded funds and mutual funds; and (b) 0.550% of the Fund’s average daily net assets not covered in (a) above.
Deutsche Multi-Asset Moderate Allocation Fund	(a) 0.100% of the Fund’s average daily net assets invested in exchange traded funds and mutual funds; and (b) 0.550% of the Fund’s average daily net assets not covered in (a) above.

EXHIBIT B

Investment Objectives and Strategies of Restructured Funds

Deutsche Multi-Asset Conservative Allocation Fund

Investment Objective

The fund seeks to maximize total return.

Principal Investment Strategy

Main investments.  The fund seeks to achieve its objective by investing in a broad range of both traditional asset classes (such as equity and fixed income investments) and alternative asset classes (such as real estate, infrastructure, convertibles, commodities, currencies and absolute return strategies).

Investments may be made in Deutsche funds (i.e., mutual funds, exchange-traded funds (ETFs) and other pooled investment vehicles managed by Deutsche Investment Management Americas Inc., the fund’s investment advisor, or one of its affiliates), or directly in securities and derivatives.  The fund may also invest in securities of unaffiliated mutual funds or ETFs when the economic exposure to a particular market or sector is not available through a Deutsche fund.  Deutsche funds and other funds and ETFs in which the fund may invest are referred to as “underlying funds.”  The fund’s allocations among direct investments and underlying funds will vary over time.  The fund may be appropriate for investors seeking total return consistent with conservative levels of risk.

Under normal market conditions, the fund will invest between 20% and 50% of assets in equity securities, including investments in underlying funds that invest primarily in equity securities, and between 50% and 80% of assets in fixed income securities, including investments in underlying funds that invest primarily in fixed income securities.  The fund may also allocate up to 20% of fund assets in alternative asset classes in place of either fixed income or equity allocations.  Variations outside of the stated ranges in the target percentage allocation for equity securities and fixed income securities are permitted up to plus or minus 10% of the fund’s assets.

The fund can buy many types of securities (directly or indirectly through investment in underlying funds), among them common stocks, including dividend-paying stocks, convertible securities, corporate bonds, government bonds, municipal securities, inflation-indexed bonds, mortgage- and asset-backed securities and ETFs.  The fund may invest in securities of any size, investment style, category or credit quality, and from any country (including emerging and frontier markets).

Management process.  Using a risk/return strategic asset allocation process, portfolio management allocates the fund’s assets among various asset categories.  Portfolio management periodically reviews the fund’s allocations and may adjust them based on current or anticipated market conditions, to manage risk consistent with the fund’s overall investment strategy or based upon other relevant considerations.

Portfolio management also utilizes a tactical asset allocation process to adjust allocations in response to short-term market changes from time to time.  Tactical allocations reflect views from Deutsche Asset & Wealth Management’s Chief Investment Officer and global research platform.  Tactical allocations, which may include derivative instruments, have shorter investment horizons as positions reflect short-term views and may be implemented as: (i) changes to the fund’s strategic asset allocation, (ii) through the addition of new allocations, or (iii) through changes to prior tactical allocations.

Derivatives.  Portfolio management generally may use forward currency contracts, which are a type of derivative (a contract whose value is based on, for example, indices, currencies or securities) to hedge the fund’s exposure to changes in foreign currency exchange rates on its foreign currency denominated portfolio holdings, to facilitate transactions in foreign currency denominated securities or to seek to enhance total returns.  In addition, portfolio management may use futures contracts and interest rate swap contracts to gain exposure to different parts of the yield curve while managing overall duration.

Futures contracts may also be used to gain exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the stock market.  In addition, portfolio management generally may use credit default swaps to seek to increase the fund’s income, to gain exposure to a bond issuer’s credit quality characteristics without directly investing in the bond, or to hedge the risk of default on bonds held in the fund’s portfolio.  Portfolio management generally may also use commodity-linked derivatives to gain exposure to commodities.  Portfolio management may also use option contracts in order to gain exposure to a particular market or security, to seek to increase the fund’s income, or to hedge against changes in a particular market or security.

The fund may also use various types of derivatives (i) for hedging purposes; (ii) for risk management; (iii) for non-hedging purposes to seek to enhance potential gains; or (iv) as a substitute for direct investment in a particular asset class or to keep cash on hand to meet shareholder redemptions.

Deutsche Multi-Asset Moderate Allocation Fund

Investment Objective

The fund seeks to maximize total return.

Principal Investment Strategy

Main investments.  The fund seeks to achieve its objective by investing in a broad range of both traditional asset classes (such as equity and fixed income investments) and alternative asset classes (such as real estate, infrastructure, convertibles, commodities, currencies and absolute return strategies).

Investments may be made in Deutsche funds (i.e., mutual funds, exchange-traded funds (ETFs) and other pooled investment vehicles managed by Deutsche Investment Management Americas Inc., the fund’s investment advisor, or one of its affiliates), or directly in securities and derivatives.  The fund may also invest in securities of unaffiliated mutual funds or ETFs when the economic exposure to a particular market or sector is not available through a Deutsche fund.  Deutsche funds and other funds and ETFs in which the fund may invest are referred to as “underlying funds.”  The fund’s allocations among direct investments and underlying funds will vary over time.  The fund may be appropriate for investors seeking total return consistent with moderate levels of overall risk.

Under normal market conditions, the fund will invest between 50% and 70% of assets in equity securities, including investments in underlying funds that invest primarily in equity securities, and between 30% and 50% of assets in fixed income securities, including investments in underlying funds that invest primarily in fixed income securities.  The fund may also allocate up to 20% of fund assets in alternative asset classes in place of either fixed income or equity allocations.  Variations outside of the stated ranges in the target percentage allocation for equity securities and fixed income securities are permitted up to plus or minus 10% of the fund’s assets.

The fund can buy many types of securities (directly or indirectly through investment in underlying funds), among them common stocks, including dividend-paying stocks, convertible securities, corporate bonds, government bonds, municipal securities, inflation-indexed bonds, mortgage- and asset-backed securities and ETFs.  The fund may invest in securities of any size, investment style, category or credit quality, and from any country (including emerging and frontier markets).

Management process.  Using a risk/return strategic asset allocation process, portfolio management allocates the fund’s assets among various asset categories.  Portfolio management periodically reviews the fund’s allocations and may adjust them based on current or anticipated market conditions, to manage risk consistent with the fund’s overall investment strategy or based upon other relevant considerations.

Portfolio management also utilizes a tactical asset allocation process to adjust allocations in response to short-term market changes from time to time.  Tactical allocations reflect views from Deutsche Asset & Wealth Management’s Chief Investment Officer and global research platform.  Tactical allocations, which may include derivative instruments, have shorter investment horizons as positions reflect short-term views and may be implemented as: (i) changes to the fund’s strategic asset allocation, (ii) through the addition of new allocations, or (iii) through changes to prior tactical allocations.

Derivatives.  Portfolio management generally may use forward currency contracts, which are a type of derivative (a contract whose value is based on, for example, indices, currencies or securities) to hedge the fund’s exposure to changes in foreign currency exchange rates on its foreign currency denominated portfolio holdings, to facilitate transactions in foreign currency denominated securities or to seek to enhance total returns.  In addition, portfolio management may use futures contracts and interest rate swap contracts to gain exposure to different parts of the yield curve while managing overall duration.

Futures contracts may also be used to gain exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the stock market.  In addition, portfolio management generally may use credit default swaps to seek to increase the fund’s income, to gain exposure to a bond issuer’s credit quality characteristics without directly investing in the bond, or to hedge the risk of default on bonds held in the fund’s portfolio.  Portfolio management generally may also use commodity-linked derivatives to gain exposure to commodities.  Portfolio management may also use option contracts in order to gain exposure to a particular market or security, to seek to increase the fund’s income, or to hedge against changes in a particular market or security.

The fund may also use various types of derivatives (i) for hedging purposes; (ii) for risk management; (iii) for non-hedging purposes to seek to enhance potential gains; or (iv) as a substitute for direct investment in a particular asset class or to keep cash on hand to meet shareholder redemptions.

Deutsche Multi-Asset Global Allocation Fund

Investment Objective

The fund seeks to maximize total return.

Principal Investment Strategy

Main investments.  The fund seeks to achieve its objective by investing in a broad range of both traditional asset classes (such as equity and fixed income investments) and alternative asset classes (such as real estate, infrastructure, convertibles, commodities, currencies and absolute return strategies).

Investments may be made in Deutsche funds (i.e., mutual funds, exchange-traded funds (ETFs) and other pooled investment vehicles managed by Deutsche Investment Management Americas Inc., the fund’s investment advisor, or one of its affiliates), or directly in securities and derivatives.  The fund may also invest in securities of unaffiliated mutual funds or ETFs when the economic exposure to a particular market or sector is not available through a Deutsche fund.  Deutsche funds and other funds and ETFs in which the fund may invest are referred to as “underlying funds.”  The fund’s allocations among direct investments and underlying funds will vary over time.  The fund will generally invest in at least three different countries and exposure to foreign securities, foreign currencies and other foreign investments equal to at least 40% of the fund’s net assets.  The fund may be appropriate for investors seeking high total investment returns.

Under normal market conditions, the fund will invest in a combination of funds and direct investments comprising a broadly diversified global portfolio.

The fund can buy many types of securities (directly or indirectly through investment in underlying funds), among them common stocks, including dividend-paying stocks, convertible securities, corporate bonds, government bonds, municipal securities, inflation-indexed bonds, mortgage- and asset-backed securities and ETFs.  The fund may invest in securities of any size, investment style, category or credit quality, and from any country (including emerging and frontier markets).

Management process.  Using a risk/return strategic asset allocation process, portfolio management allocates the fund’s assets among various asset categories.  Portfolio management periodically reviews the fund’s allocations and may adjust them based on current or anticipated market conditions, to manage risk consistent with the fund’s overall investment strategy or based upon other relevant considerations.

Portfolio management also utilizes a tactical asset allocation process to adjust allocations in response to short-term market changes from time to time.  Tactical allocations reflect views from Deutsche Asset & Wealth Management’s Chief Investment Officer and global research platform.  Tactical allocations, which may include derivative instruments, have shorter investment horizons as positions reflect short-term views and may be implemented as: (i) changes to the fund’s strategic asset allocation, (ii) through the addition of new allocations, or (iii) through changes to prior tactical allocations.

Derivatives.  Portfolio management generally may use forward currency contracts, which are a type of derivative (a contract whose value is based on, for example, indices, currencies or securities) to hedge the fund’s exposure to changes in foreign currency exchange rates on its foreign currency denominated portfolio holdings, to facilitate transactions in foreign currency denominated securities or to seek to enhance total returns.  In addition, portfolio management may use futures contracts and interest rate swap contracts to gain exposure to different parts of the yield curve while managing overall duration.

Futures contracts may also be used to gain exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the stock market.  In addition, portfolio management generally may use credit default swaps to seek to increase the fund’s income, to gain exposure to a bond issuer’s credit quality characteristics without directly investing in the bond, or to hedge the risk of default on bonds held in the fund’s portfolio.  Portfolio management generally may also use commodity-linked derivatives to gain exposure to commodities.  Portfolio management may also use option contracts in order to gain exposure to a particular market or security, to seek to increase the fund’s income, or to hedge against changes in a particular market or security.

The fund may also use various types of derivatives (i) for hedging purposes; (ii) for risk management; (iii) for non-hedging purposes to seek to enhance potential gains; or (iv) as a substitute for direct investment in a particular asset class or to keep cash on hand to meet shareholder redemptions.

EXHIBIT C

Portfolio Managers

Pankaj Bhatnagar, PhD  –  Managing Director.  Began managing the Funds in 2013.

•	Portfolio Manager for the Quantitative Group: New York
•	Joined Deutsche Asset & Wealth Management in 2000 with seven years of industry experience; previously, served in Quantitative Strategy roles at Nomura Securities, Credit Suisse and Salomon Brothers
•	Degree in Civil Engineering from Indian Institute of Technology; MBA, Kent State University; PhD in Finance, University of North Carolina at Chapel Hill

Darwei Kung – Director.  Began managing the Funds in 2013.

•	Portfolio Manager: New York
•	Joined Deutsche Asset & Wealth Management in 2006; previously has worked as a Director, Engineering and Business Development at Calpoint LLC from 2001-2004
•	BS and MS, University of Washington, Seattle; MS and MBA, Carnegie Mellon University

EXHIBIT D

Fund Officers

Name, Year of Birth, Position with the Trust and Length of Time Served(1)	Principal Occupation(s) During the Past 5 Years and Other Directorships Held with DIMA and Certain Affiliates of DIMA
Brian E. Binder(3) (1972) President and Chief Executive Officer, 2013-present

Managing Director(2) and Head of Fund Administration, Deutsche Asset & Wealth Management (2013-present); formerly, Head of Business Management and Consulting at Invesco, Ltd. (2010-2012); Chief Administrative Officer, Van Kampen Funds Inc. (2008-2010); and Chief Administrative Officer, Morgan Stanley Investment Management Americas Distribution (2003-2008)

John Millette(4) (1962) Vice President and Secretary, 1999-present	Director(2), Deutsche Asset & Wealth Management
Melinda Morrow(5) (1970) Vice President, 2012-present	Director(2), Deutsche Asset & Wealth Management
Paul H. Schubert(5) (1963) Chief Financial Officer, 2004-present Treasurer, 2005-present
Managing Director(2), Deutsche Asset & Wealth Management (since July 2004); formerly: Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds (1998-2004); Vice President and Director of Mutual Fund Finance at UBS Global Asset Management (1994-1998)

Caroline Pearson(4) (1962) Chief Legal Officer, 2010-present	Managing Director(2), Deutsche Asset & Wealth Management; formerly, Assistant Secretary for DWS family of funds (1997-2010)
Robert Kloby(5) (1962) Chief Compliance Officer, 2006-present	Managing Director(2), Deutsche Asset & Wealth Management
Wayne Salit(5) (1967) Anti-Money Laundering Compliance Officer, 2014-present	Director(2), Deutsche Asset & Wealth Management; formerly: Managing Director, AML Compliance Officer at BNY Mellon (2011-2014); and Director, AML Compliance Officer at Deutsche Bank (2004-2011)
Hepsen Uzcan(4) (1974) Assistant Secretary, 2013-present	Director(2), Deutsche Asset & Wealth Management

Paul Antosca(4) (1957) Assistant Treasurer, 2007-present	Director(2), Deutsche Asset & Wealth Management
Jack Clark (4) (1967) Assistant Treasurer,2007-present	Director(2), Deutsche Asset & Wealth Management
Diane Kenneally(4) (1966) Assistant Treasurer,2007-present	Director(2), Deutsche Asset & Wealth Management

(1) The length of time served represents the year in which the officer was first elected in such capacity for one or more Deutsche Funds.
(2) Executive title, not a board directorship.
(3) Address: 222 South Riverside Plaza, Chicago, Illinois 60606.
(4) Address: One Beacon Street, Boston, Massachusetts 02108.
(5) Address: 60 Wall Street, New York, New York 10005.

EXHIBIT E

Information Regarding each Fund’s Relationship with DIMA and Certain Affiliates

No portfolio trading commissions were paid to affiliated brokers for the Fund’s most recently completed fiscal year.

The following fees were paid by the Fund to DIMA and its affiliates during the most recently completed fiscal year for services provided to the Fund (other than under an investment advisory contract or for brokerage commissions).

Deutsche LifeCompass 2015 Fund

Name	Services	Total Fee	Amount Waived
Deutsche Investment Management Americas Inc.	Typesetting and Filing Service Fees	$11,134	$0
Deutsche Investment Management Americas Inc.	Administrative Services	$88,237	$72,741
DeAWM Distributors, Inc	Distributor	$206,519	$15,536
DeAWM Service Company	Transfer Agent	$131,295	$131,295

Deutsche LifeCompass 2020 Fund

Name	Services	Total Fee	Amount Waived
Deutsche Investment Management Americas Inc.	Typesetting and Filing Service Fees	$11,155	$0
Deutsche Investment Management Americas Inc.	Administrative Services	$174,288	$21,053
DeAWM Distributors, Inc	Distributor	$320,119	$20,861
DeAWM Service Company	Transfer Agent	$293,170	$293,170

Deutsche LifeCompass 2030 Fund

Name	Services	Total Fee	Amount Waived
Deutsche Investment Management Americas Inc.	Typesetting and Filing Service Fees	$11,418	$0
Deutsche Investment Management Americas Inc.	Administrative Services	$61,253	$61,253
DeAWM Distributors, Inc	Distributor	$144,656	$7,765
DeAWM Service Company	Transfer Agent	$121,767	$121,767

EXHIBIT F

Annual Fund Operating Expenses

Deutsche LifeCompass 2015 Fund

Annual Fund Operating Expenses1
(expenses that are deducted from fund assets)

	Manage- ment Fee	Distribu- tion/Service (12b-1) Fee	Other Expenses2	Acquired Funds Fees and Expenses	Total Annual Operating Expenses	Less Expense Waiver/ Reimburse- ment	Net Annual Fund Operating Expenses
2015 Fund
Class A	0.00%	0.24%	0.50%	0.67%	1.41%	0.20%3	1.21%
Class B	0.00%	1.00%	0.95%	0.67%	2.62%	0.66%3	1.96%
Class C	0.00%	1.00%	0.47%	0.67%	2.14%	0.18%3	1.96%
Class S	0.00%	None	0.49%	0.67%	1.16%	0.20%3	0.96%
2015 Fund (Pro forma, under New IMA)
Class A	0.22%4	0.24%	0.50%	0.58%	1.54%	0.39%5	1.15%
Class B	0.22%4	1.00%	0.95%	0.58%	2.75%	0.85%5	1.90%
Class C	0.22%4	1.00%	0.47%	0.58%	2.27%	0.37%5	1.90%
Class S	0.22%4	None	0.49%	0.58%	1.29%	0.39%5	0.90%

___________________
1  The Annual Fund Operating Expenses Table is presented as of the Fund’s semi-annual fiscal period ended February 28, 2015.  The pro forma combined figures assume shareholder approval of the New IMA and reflect average net asset values for the Fund for the 6-month period ended February 28, 2015.
2  Includes 0.10% paid to DIMA, the investment advisor for the Fund, for administrative and accounting services pursuant to an Administrative Services Agreement.
3  Through November 30, 2015, DIMA has contractually agreed to waive and/or reimburse fund expenses to the extent necessary to maintain the Fund’s net annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest expenses and acquired funds fees and expenses) at ratios no higher than 0.54%, 1.29%, 1.29% and 0.29% for Class A, Class B, Class C and Class S, respectively.  The agreement may only be terminated with the consent of the Fund’s board.
4  Under the New IMA, DIMA would be paid a management fee by the Fund at the following rates: (a) 0.10% of the Fund’s average daily net assets invested in exchange traded funds and mutual funds; and (b) 0.55% of the Fund’s average daily net assets not covered in (a) above.  If the management fee had been in effect during the 12-month period ended February 28, 2015, 2015 Fund would have paid $181,029, before any applicable fee waivers, to DIMA for investment management services.
5  Contingent upon approval of the New IMA, DIMA has agreed for a period extending from the effective date of the New IMA through September 30, 2018, to maintain net fund operating expenses for 2015 Fund (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expenses) at 1.15%, 1.90%, 1.90% and 0.90% for Class A, Class B, Class C and Class S, respectively. The agreement may only be terminated with the consent of the Fund’s board.

Deutsche LifeCompass 2020 Fund

Annual Fund Operating Expenses1
(expenses that are deducted from fund assets)

	Manage- ment Fee	Distribu- tion/Service (12b-1) Fee	Other Expenses2	Acquired Funds Fees and Expenses	Total Annual Operating Expenses	Less Expense Waiver/ Reimburse- ment	Net Annual Fund Operating Expenses
2020 Fund
Class A	0.00%	0.24%	0.42%	0.67%	1.33%	0.12%3	1.21%
Class B	0.00%	1.00%	0.67%	0.67%	2.34%	0.38%3	1.96%
Class C	0.00%	1.00%	0.38%	0.67%	2.05%	0.09%3	1.96%
Class S	0.00%	None	0.42%	0.67%	1.09%	0.13%3	0.96%
2020 Fund (Pro forma, under New IMA)
Class A	0.39%4	0.24%	0.42%	0.42%	1.47%	0.32%5	1.15%
Class B	0.39%4	1.00%	0.67%	0.42%	2.48%	0.58%5	1.90%
Class C	0.39%4	1.00%	0.38%	0.42%	2.19%	0.29%5	1.90%
Class S	0.39%4	None	0.42%	0.42%	1.23%	0.33%5	0.90%

___________________
1  The Annual Fund Operating Expenses Table is presented as of the Fund’s semi-annual fiscal period ended February 28, 2015.  The pro forma combined figures assume shareholder approval of the New IMA and reflect average net asset values for the Fund for the 6-month period ended February 28, 2015.
2  Includes 0.10% paid to DIMA, the investment advisor for the Fund, for administrative and accounting services pursuant to an Administrative Services Agreement.
3  Through November 30, 2015, DIMA has contractually agreed to waive and/or reimburse fund expenses to the extent necessary to maintain the Fund’s net annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest expenses and acquired funds fees and expenses) at ratios no higher than 0.54%, 1.29%, 1.29% and 0.29% for Class A, Class B, Class C and Class S, respectively.  The agreement may only be terminated with the consent of the Fund’s board.
4  Under the New IMA, DIMA would be paid a management fee by the Fund at the following rates: (a) 0.10% of the Fund’s average daily net assets invested in exchange traded funds and mutual funds; and (b) 0.65% of the Fund’s average daily net assets not covered in (a) above.  If the management fee had been in effect during the 12-month period ended February 28, 2015, 2020 Fund would have paid $652,990, before any applicable fee waivers, to DIMA for investment management services.
5  Contingent upon approval of the New IMA, DIMA has agreed for a period extending from the effective date of the New IMA through September 30, 2018, to maintain net fund operating expenses for 2020 Fund (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expenses) at 1.15%, 1.90%, 1.90% and 0.90% for Class A, Class B, Class C and Class S, respectively. The agreement may only be terminated with the consent of the Fund’s board.

Deutsche LifeCompass 2030 Fund

Annual Fund Operating Expenses1
(expenses that are deducted from fund assets)

	Manage- ment Fee	Distribu- tion/Service (12b-1) Fee	Other Expenses2	Acquired Funds Fees and Expenses	Total Annual Operating Expenses	Less Expense Waiver/ Reimburse- ment	Net Annual Fund Operating Expenses
2030 Fund
Class A	0.00%	0.24%	0.62%	0.67%	1.53%	0.32%3	1.21%
Class B	0.00%	1.00%	0.74%	0.67%	2.41%	0.45%3	1.96%
Class C	0.00%	1.00%	0.50%	0.67%	2.17%	0.21%3	1.96%
Class S	0.00%	None	0.63%	0.67%	1.30%	0.34%3	0.96%
2030 Fund (Pro forma, under New IMA)
Class A	0.35%4	0.24%	0.62%	0.39%	1.60%	0.45%5	1.15%
Class B	0.35%4	1.00%	0.74%	0.39%	2.48%	0.58%5	1.90%
Class C	0.35%4	1.00%	0.50%	0.39%	2.24%	0.34%5	1.90%
Class S	0.35%4	None	0.63%	0.39%	1.37%	0.47%5	0.90%

___________________
1  The Annual Fund Operating Expenses Table is presented as of the Fund’s semi-annual fiscal period ended February 28, 2015.  The pro forma combined figures assume shareholder approval of the New IMA and reflect average net asset values for the Fund for the 6-month period ended February 28, 2015.
2  Includes 0.10% paid to DIMA, the investment advisor for the Fund, for administrative and accounting services pursuant to an Administrative Services Agreement.
3  Through November 30, 2015, DIMA has contractually agreed to waive and/or reimburse fund expenses to the extent necessary to maintain the Fund’s net annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest expenses and acquired funds fees and expenses) at ratios no higher than 0.54%, 1.29%, 1.29% and 0.29% for Class A, Class B, Class C and Class S, respectively.  The agreement may only be terminated with the consent of the Fund’s board.
4  Under the New IMA, DIMA would be paid a management fee by the Fund at the following rates: (a) 0.10% of the Fund’s average daily net assets invested in exchange traded funds and mutual funds; and (b) 0.55% of the Fund’s average daily net assets not covered in (a) above.  If the management fee had been in effect during the 12-month period ended February 28, 2015, 2030 Fund would have paid $202,806, before any applicable fee waivers, to DIMA for investment management services.
5  Contingent upon approval of the New IMA, DIMA has agreed for a period extending from the effective date of the New IMA through September 30, 2018, to maintain net fund operating expenses for 2030 Fund (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expenses) at 1.15%, 1.90%, 1.90% and 0.90% for Class A, Class B, Class C and Class S, respectively.  The agreement may only be terminated with the consent of the Fund’s board.

EXHIBIT G

Factors Considered by Board in Approving Current IMA’s

The Board of Trustees approved the renewal of the Funds’ investment management agreement (the “Agreement”) with Deutsche Investment Management Americas Inc. (“DIMA”) in September 2014.

In terms of the process that the Board followed prior to approving the Agreement, shareholders should know that:

•	In September 2014, all of the Funds’ Trustees were independent of DIMA and its affiliates.

•
The Trustees met frequently during the past year to discuss fund matters and dedicated a substantial amount of time to contract review matters.  Over the course of several months, the Board’s Contract Committee, in coordination with the Board’s Fixed Income and Asset Allocation Oversight Committee, reviewed comprehensive materials received from DIMA, independent third parties and independent counsel.  These materials included an analysis of the Funds’ performance, fees and expenses, and profitability compiled by a fee consultant retained by the Funds’ Independent Trustees (the “Fee Consultant”).  The Board also received extensive information throughout the year regarding performance of the Funds.

•
The Independent Trustees regularly meet privately with counsel to discuss contract review and other matters. In addition, the Independent Trustees were advised by the Fee Consultant in the course of their review of the Funds’ contractual arrangements and considered a comprehensive report prepared by the Fee Consultant in connection with their deliberations.

•
In connection with reviewing the Agreement, the Board also reviewed the terms of each Fund’s Rule 12b-1 plan, distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.

•
Based on its evaluation of the information provided, the Contract Committee presented its findings and recommendations to the Board.  The Board then reviewed the Contract Committee’s findings and recommendations.

In connection with the contract review process, the Contract Committee and the Board considered the factors discussed below, among others.  The Board also considered that DIMA and its predecessors have managed the Funds since their inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Funds.  The Board considered, generally, that shareholders chose to invest or remain invested in each respective Fund knowing that DIMA managed the Fund.  DIMA is part of Deutsche Bank AG (“DB”), a major global banking institution that is engaged in a wide range of financial services.  The Board believes that there are advantages to being part of a global asset management business that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts with research capabilities in many countries throughout the world.

As part of the contract review process, the Board carefully considered the fees and expenses of each Deutsche fund overseen by the Board in light of the fund’s performance.  In many cases, this led to the negotiation and implementation of expense caps.  As part of these negotiations, the Board indicated that it would consider relaxing these caps in future years following sustained improvements in performance, among other considerations.

In 2012, DB combined its Asset Management (of which DIMA was a part) and Wealth Management divisions into a new Asset and Wealth Management (“AWM”) division.  DB has advised the Independent Trustees that the U.S. asset management business is a critical and integral part of DB, and that DB will continue to invest in AWM a significant portion of the savings it has realized by combining its Asset and Wealth Management divisions, including ongoing enhancements to AWM’s investment capabilities.  DB also has confirmed its commitment to maintaining strong legal and compliance groups within the AWM division.

While shareholders may focus primarily on fund performance and fees, the Funds’ Board considers these and many other factors, including the quality and integrity of DIMA’s personnel and such other issues as back-office operations, fund valuations, and compliance policies and procedures.

Nature, Quality and Extent of Services.  The Board considered the terms of the Agreement, including the scope of advisory services provided under the Agreement.  The Board noted that, under the Agreement, DIMA provides portfolio management services to each Fund and that, pursuant to a separate administrative services agreement, DIMA provides administrative services to each Fund.  The Board considered the experience and skills of senior management and investment personnel, the resources made available to such personnel, the ability of DIMA to attract and retain high-quality personnel, and the organizational depth and stability of DIMA.  The Board reviewed each Fund’s performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market index(es) and a peer universe compiled by the Fee Consultant using information supplied by Morningstar Direct (“Morningstar”), an independent fund data service.  The Board also noted that it has put into place a process of identifying “Focus Funds” (e.g., funds performing poorly relative to a peer universe), and receives more frequent reporting and information from DIMA regarding such funds, along with DIMA’s plans to address underperformance.  The Board believes this process is an effective manner of identifying and addressing underperforming funds.

LifeCompass 2015 Fund.  Based on the information provided, the Board noted that for the one-, three- and five-year periods ended December 31, 2013, the LifeCompass 2015 Fund’s performance (Class A shares) was in the 2nd quartile, 2nd quartile and 3rd quartile, respectively, of the applicable Morningstar universe (the 1st quartile being the best performers and the 4th quartile being the worst performers).  The Board also observed that the Fund has outperformed its benchmark in the five-year period and has underperformed its benchmark in the one- and three-year periods ended December 31, 2013.

LifeCompass 2020 Fund.  Based on the information provided, the Board noted that for the one-, three- and five-year periods ended December 31, 2013, the LifeCompass 2020 Fund’s performance (Class A shares) was in 1st quartile, 2nd quartile and 3rd quartile, respectively, of the applicable Morningstar universe (the 1st quartile being the best performers and the 4th quartile being the worst performers).  The Board also observed that the Fund has underperformed its benchmark in the one-, three- and five-year periods ended December 31, 2013.

LifeCompass 2030 Fund.  Based on the information provided, the Board noted that for the one-, three- and five-year periods ended December 31, 2013, the LifeCompass 2030 Fund’s performance (Class A shares) was in the 2nd quartile, 3rd quartile and 3rd quartile, respectively, of the applicable Morningstar universe (the 1st quartile being the best performers and the 4th quartile being the worst performers).  The Board also observed that the Fund has outperformed its benchmark in the one-year period and has underperformed its benchmark in the three- and five-year periods ended December 31, 2013.

LifeCompass 2040 Fund.  Based on the information provided, the Board noted that for the one-, three- and five-year periods ended December 31, 2013, the LifeCompass 2040 Fund’s performance (Class A shares) was in the 2nd quartile, 3rd quartile and 3rd quartile, respectively, of the applicable Morningstar universe (the 1st quartile being the best performers and the 4th quartile being the worst performers).  The Board also observed that the Fund has outperformed its benchmark in the one-year period and has underperformed its benchmark in the three- and five-year periods ended December 31, 2013.

LifeCompass Retirement Fund.  Based on the information provided, the Board noted that for the one-, three- and five-year periods ended December 31, 2013, the LifeCompass Retirement Fund’s performance (Class A shares) was in the 2nd quartile, 2nd quartile and 3rd quartile, respectively, of the applicable Morningstar universe (the 1st quartile being the best performers and the 4th quartile being the worst performers).  The Board also observed that the Fund has outperformed its benchmark in the one-, three and five-year periods ended December 31, 2013.

Fees and Expenses.  The Board considered the Funds’ investment management fee schedules, operating expenses and total expense ratios, and comparative information provided by Lipper Inc. (“Lipper”) and the Fee Consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable).  With respect to management fees paid to other investment advisors by similar funds, the Board noted that the Funds do not pay any Fund-level investment advisory fees, but do bear administrative fees.

LifeCompass 2015 Fund.  As a result of the administrative services fee, the total management fee rates paid by the LifeCompass 2015 Fund were at the median of the applicable Lipper peer group (based on Lipper data provided as of December 31, 2013).  The Board noted that the Fund’s Class A shares total (net) operating expenses (excluding 12b-1 fees) were expected to be higher than the median (4th quartile) of the applicable Lipper expense universe (based on Lipper data provided as of December 31, 2013, and analyzing Lipper expense universe Class A (net) expenses less any applicable 12b-1 fees) (“Lipper Universe Expenses”).

LifeCompass 2020 Fund.  As a result of the administrative services fee, the total management fee rates paid by the LifeCompass 2020 Fund were lower than the median (1st quartile) of the applicable Lipper peer group (based on Lipper data provided as of December 31, 2013).  The Board noted that the Fund’s Class A shares total (net) operating expenses (excluding 12b-1 fees) were expected to be higher than the median (4th quartile) of the applicable Lipper Universe Expenses.

LifeCompass 2030 Fund.  As a result of the administrative services fee, the total management fee rates paid by the LifeCompass 2030 Fund were lower than the median (1st quartile) of the applicable Lipper peer group (based on Lipper data provided as of December 31, 2013).  The Board noted that the Fund’s Class A shares total (net) operating expenses (excluding 12b-1 fees) were expected to be higher than the median (4th quartile) of the applicable Lipper Universe Expenses.

LifeCompass 2040 Fund.  As a result of the administrative services fee, the total management fee rates paid by the LifeCompass 2040 Fund were at the median of the applicable Lipper peer group (based on Lipper data provided as of December 31, 2013).  The Board noted that the Fund’s Class A shares total (net) operating expenses (excluding 12b-1 fees) were expected to be higher than the median (4th quartile) of the applicable Lipper Universe Expenses.

LifeCompass Retirement Fund.  As a result of the administrative services fee, the total management fee rates paid by the LifeCompass Retirement Fund were at the median of the applicable Lipper peer group (based on Lipper data provided as of December 31, 2013).  The Board noted that the Fund’s Class A shares total (net) operating expenses (excluding 12b-1 fees) were expected to be higher than the median (4th quartile) of the applicable Lipper Universe Expenses.

The Board also reviewed data comparing total (net) operating expenses of each share class of each Fund to the applicable Lipper Universe Expenses.  The Board also considered information prepared by the Funds’ Fee Consultant regarding the competitiveness of each Fund’s total expenses relative to a more customized peer universe.  The Board also considered how each Fund’s total (net) operating expenses compared to the total (net) operating expenses of a more customized peer group selected by Lipper (based on such factors as asset size).  The Board noted that the expense limitations agreed to by DIMA helped to ensure that each Fund’s total (net) operating expenses would remain competitive.  The Board considered the Funds’ total management fee rates as compared to fees charged by DIMA to comparable funds and considered differences between the Funds and the comparable funds.  The information requested by the Board as part of its review of fees and expenses also included information about institutional accounts and funds offered primarily to European investors (“Deutsche Europe funds”) managed by DIMA and its affiliates.  The Board noted that DIMA indicated that it does not manage any institutional accounts or Deutsche Europe funds comparable to the Fund.

On the basis of the information provided, the Board concluded that each Fund’s management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DIMA.

Profitability.  The Board reviewed detailed information regarding revenues received by DIMA from advising the Deutsche U.S. mutual funds (“Deutsche Funds”) along with the estimated costs and pre-tax profits realized by DIMA from advising the Deutsche Funds.  The Board also received information regarding the estimated enterprise-wide profitability of DIMA and its affiliates with respect to all fund services in totality.  The Board did not receive profitability information with respect to the Funds (which, as noted above, do not pay any investment advisory fees), but did receive such information with respect to the funds in which the Fund invests.

Economies of Scale.  The Board considered whether there are economies of scale with respect to the management of the Funds and whether the Funds benefit from any economies of scale.  The Board concluded that each Fund’s fee schedule represents an appropriate sharing between each Fund and DIMA of such economies of scale as may exist in the management of the Fund at current asset levels.

Other Benefits to DIMA and its Affiliates.  The Board also considered the character and amount of other incidental benefits received by DIMA and its affiliates, including any fees received by DIMA for administrative services provided to the Funds and any fees received by an affiliate of DIMA for distribution services.  The Board also considered benefits to DIMA related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities, along with the incidental public relations benefits to DIMA related to Deutsche Funds advertising and cross-selling opportunities among DIMA products and services.  The Board concluded that management fees were reasonable in light of these fallout benefits.

Compliance.  The Board considered the significant attention and resources dedicated by DIMA to documenting and enhancing its compliance processes in recent years.  The Board noted in particular (i) the experience and seniority of DIMA’s and the Funds’ chief compliance officer; (ii) the large number of DIMA compliance personnel; and (iii) the substantial commitment of resources by DIMA and its affiliates to compliance matters.

Based on all of the information considered and the conclusions reached, the Board unanimously determined that the continuation of the Agreement is in the best interests of each Fund.  In making this determination, the Board did not give particular weight to any single factor identified above.  The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Trustees and counsel present.  It is possible that individual Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreement.

EXHIBIT H

5% SHAREHOLDERS
(as of June [2], 2015)

No person is known by each Fund to own more than 5% of the outstanding shares of any class of the Fund, except as specified below.

Please detach at perforation before mailing.

DEUTSCHE LIFECOMPASS 2015 FUND, A SERIES OF DEUTSCHE TARGET DATE SERIES PROXY FOR THE SPECIAL MEETING OF SHAREHOLDERS TO BE HELD JULY [24], 2015	PROXY CARD

The undersigned hereby appoints John Millette, Melinda Morrow and Caroline Pearson, in any capacity, with full power of substitution as proxy or proxies of the undersigned, to vote all shares of the above-referenced series of the fund (the “Fund”) which the undersigned is entitled to vote at the Special Meeting of Shareholders of the Fund to be held July [24], 2015 at 11:00 a.m. (Eastern time), at 345 Park Avenue, New York, New York 10154, and at any adjournment(s) or postponement(s) thereof.

This proxy is solicited on behalf of the Board of Trustees of Deutsche Target Date Series.

ALL PROPERLY EXECUTED PROXIES WILL BE VOTED AS DIRECTED. IF NO INSTRUCTIONS ARE INDICATED ON A PROPERLY EXECUTED PROXY, THE PROXY WILL BE VOTED FOR THE PROPOSAL.

VOTE VIA THE INTERNET: ______________ VOTE VIA THE TELEPHONE: ______________

Note:  Joint owners should EACH sign.  Please sign EXACTLY as your name(s) appears on this proxy card.  When signing as an attorney, trustee, executor, administrator, guardian or corporate officer, please give your FULL title as such.

____________________________________________
Signature(s) (Title(s), if applicable)

____________________________________________
Date

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED ABOVE.

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

Important Notice Regarding the Availability of Proxy Materials for the
Shareholder Meeting to Be Held on July [24], 2015.
The Proxy Statement and Proxy Card for this meeting are available at:  ___________

IF YOU VOTE ON THE INTERNET OR BY TELEPHONE,
YOU NEED NOT RETURN THIS PROXY CARD

Please detach at perforation before mailing.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE PROPOSAL.

TO VOTE, MARK A BLOCK BELOW IN BLUE OR BLACK INK.  Example:  ■

VOTE THE PROPOSAL:

		FOR	AGAINST	ABSTAIN

1.	To approve an Amended and Restated Investment Management Agreement between Deutsche Investment Management Americas Inc. and Deutsche Target Date Series (to be renamed Deutsche Asset Allocation Trust) on behalf of the Fund.	☐	☐	☐

UNLESS VOTING BY TELEPHONE OR INTERNET, PLEASE SIGN, DATE AND MAIL THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.
NO POSTAGE REQUIRED.

Please detach at perforation before mailing.

DEUTSCHE LIFECOMPASS 2020 FUND, A SERIES OF DEUTSCHE TARGET DATE SERIES PROXY FOR THE SPECIAL MEETING OF SHAREHOLDERS TO BE HELD JULY [24], 2015	PROXY CARD

The undersigned hereby appoints John Millette, Melinda Morrow and Caroline Pearson, in any capacity, with full power of substitution as proxy or proxies of the undersigned, to vote all shares of the above-referenced series of the fund (the “Fund”) which the undersigned is entitled to vote at the Special Meeting of Shareholders of the Fund to be held July [24], 2015 at 11:00 a.m. (Eastern time), at 345 Park Avenue, New York, New York 10154, and at any adjournment(s) or postponement(s) thereof.

This proxy is solicited on behalf of the Board of Trustees of Deutsche Target Date Series.

ALL PROPERLY EXECUTED PROXIES WILL BE VOTED AS DIRECTED. IF NO INSTRUCTIONS ARE INDICATED ON A PROPERLY EXECUTED PROXY, THE PROXY WILL BE VOTED FOR THE PROPOSAL.

VOTE VIA THE INTERNET: ______________ VOTE VIA THE TELEPHONE: ______________

Note:  Joint owners should EACH sign.  Please sign EXACTLY as your name(s) appears on this proxy card.  When signing as an attorney, trustee, executor, administrator, guardian or corporate officer, please give your FULL title as such.

____________________________________________
Signature(s) (Title(s), if applicable)

____________________________________________
Date

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED ABOVE.

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

Important Notice Regarding the Availability of Proxy Materials for the
Shareholder Meeting to Be Held on July [24], 2015.
The Proxy Statement and Proxy Card for this meeting are available at:  ___________

IF YOU VOTE ON THE INTERNET OR BY TELEPHONE,
YOU NEED NOT RETURN THIS PROXY CARD

Please detach at perforation before mailing.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE PROPOSAL.

TO VOTE, MARK A BLOCK BELOW IN BLUE OR BLACK INK.  Example:  ■

VOTE THE PROPOSAL:

		FOR	AGAINST	ABSTAIN

1.	To approve an Amended and Restated Investment Management Agreement between Deutsche Investment Management Americas Inc. and Deutsche Target Date Series (to be renamed Deutsche Asset Allocation Trust) on behalf of the Fund.	☐	☐	☐

UNLESS VOTING BY TELEPHONE OR INTERNET, PLEASE SIGN, DATE AND MAIL THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.
NO POSTAGE REQUIRED.

Please detach at perforation before mailing.

DEUTSCHE LIFECOMPASS 2030 FUND, A SERIES OF DEUTSCHE TARGET DATE SERIES PROXY FOR THE SPECIAL MEETING OF SHAREHOLDERS TO BE HELD JULY [24], 2015	PROXY CARD

The undersigned hereby appoints John Millette, Melinda Morrow and Caroline Pearson, in any capacity, with full power of substitution as proxy or proxies of the undersigned, to vote all shares of the above-referenced series of the fund (the “Fund”) which the undersigned is entitled to vote at the Special Meeting of Shareholders of the Fund to be held July [24], 2015 at 11:00 a.m. (Eastern time), at 345 Park Avenue, New York, New York 10154, and at any adjournment(s) or postponement(s) thereof.

This proxy is solicited on behalf of the Board of Trustees of Deutsche Target Date Series.

ALL PROPERLY EXECUTED PROXIES WILL BE VOTED AS DIRECTED. IF NO INSTRUCTIONS ARE INDICATED ON A PROPERLY EXECUTED PROXY, THE PROXY WILL BE VOTED FOR EACH PROPOSAL.

VOTE VIA THE INTERNET: ______________ VOTE VIA THE TELEPHONE: ______________

Note:  Joint owners should EACH sign.  Please sign EXACTLY as your name(s) appears on this proxy card.  When signing as an attorney, trustee, executor, administrator, guardian or corporate officer, please give your FULL title as such.

____________________________________________
Signature(s) (Title(s), if applicable)

____________________________________________
Date

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED ABOVE.

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

Important Notice Regarding the Availability of Proxy Materials for the
Shareholder Meeting to Be Held on July [24], 2015.
The Proxy Statement and Proxy Card for this meeting are available at:  ___________

IF YOU VOTE ON THE INTERNET OR BY TELEPHONE,
YOU NEED NOT RETURN THIS PROXY CARD

Please detach at perforation before mailing.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR EACH PROPOSAL.

TO VOTE, MARK A BLOCK BELOW IN BLUE OR BLACK INK.  Example:  ■

VOTE THE PROPOSALS:

		FOR	AGAINST	ABSTAIN

1.	To approve an Amended and Restated Investment Management Agreement between Deutsche Investment Management Americas Inc. and Deutsche Target Date Series (to be renamed Deutsche Asset Allocation Trust) on behalf of the Fund.	☐	☐	☐

		FOR	AGAINST	ABSTAIN

2.	To approve a Sub-Advisor Approval Policy.	☐	☐	☐

UNLESS VOTING BY TELEPHONE OR INTERNET, PLEASE SIGN, DATE AND MAIL THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.
NO POSTAGE REQUIRED.